CONTRACT OF PURCHASE AND SALE

THIS CONTRACT OF PURCHASE AND SALE (this “Contract”) is made as of the 29th day of September, 2010, by and between OXFORD SUMMIT DEVELOPMENT, LLC, a Georgia limited liability company (“Oxford”) and WILLIAMS REALTY FUND I, LLC, a Georgia limited liability company (“Williams”; Oxford and Williams are hereinafter referred to individually as a “Seller” and collectively as “Sellers”), and PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation (“Buyer”).

RECITALS:

1.           Sellers are the owners of all of the membership interests in Oxford Summit Partners LLC, a Georgia limited liability company (the “Company”), including, without limitation, all of Sellers’ right, title and interest in and to the capital, profits and losses of the Company and its assets, property, rights, and privileges, both real, personal and mixed, tangible and intangible, of every kind and character whatsoever, including, without limitation, all monies and distributions of property now due or to become due (herein referred to collectively as the “Membership Interests”).

2.           The assets of the Company include the “Property” (as hereinafter defined) located at 3920 Ivy Summit Court, Cumming, Forsyth County, Georgia, consisting of a 345 unit apartment complex and related facilities more commonly known as the Oxford Summit Apartments.

3.           Sellers desire to sell to Buyer, and Buyer desires to purchase from Sellers, on the terms and conditions hereinafter set forth, the Membership Interests of Sellers, including, without limitation, Sellers’ interest, through the Company, in the Property, it being the intent of Sellers to transfer unto the Buyer all of Sellers’ right, title and interest in and to the Company, its capital, profits, losses and distributions and all the Company’s real and personal property and assets of every type and description whatsoever and wherever located.

CONTRACT

In consideration of the agreements of Sellers and Buyer contained herein, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer, each intending to be legally bound, agree and provide as follows:

1.           Purchase and Sale.

Sellers agree to sell and convey to Buyer, and Buyer agrees to purchase from Sellers, for the purchase price and on the terms and conditions hereinafter set forth, the Membership Interests, including, without limitation, the Company’s interest in the following property:

(A)
The land described in Exhibit “A”, which is attached hereto and incorporated herein by reference, together with all right, title and interest, if any, of the Company in and to the land lying within any street or roadway adjoining said land or any vacated or hereafter vacated street or alley adjoining said land (collectively, the “Land”);

(B)	All structures, improvements, fixtures, and other items that constitute real property located on the Land (the “Improvements”):

(C)	All easements and rights appurtenant to and/or benefiting all or any portion of the Land, (the “Easements”);

(D)
All of the tangible personal property owned by the Company and used in connection with the operation, ownership, management or maintenance of the Land or the Improvements, including, without limitation, those items set forth on Exhibit “B” attached hereto and incorporated herein by reference (collectively, the “Tangible Personal Property”):

(E)
All intangible assets relating to the Land, the Improvements or the Tangible Personal Property, including, without limitation, any warranties or guaranties relating to the foregoing, any trade or business name(s) for the Land, Improvements and/or Tangible Personal Property (including, without limitation, the name “Oxford Summit”), all telephone exchanges for the Improvements, and all licenses, permits and certificates of occupancy for the Land, Improvements and Tangible Personal Property (collectively, the “Other Assets”); provided, however, the use of the name “Oxford Summit” shall be limited to Buyer and its permitted assignee hereunder, and only as long as John A. Williams holds an executive position with Buyer and its permitted assignee hereunder;

(F)
All service and other contracts pertaining to the ownership, use, operation, maintenance or repair of the Land or the Improvements, including without limitation, the contracts listed on Exhibit “C” attached hereto and made a part hereof and which Buyer elects to assume at closing (the “Contracts”): and

(G)
All leases and occupancy Contracts for all or any part of the Land and/or Improvements and all amendments thereto, all as described in Exhibit “D” attached hereto and incorporated herein by reference, together with those leases, occupancy Contracts, and amendments thereto which may be entered into after the date hereof as provided herein (each, individually, a “Lease,” and all collectively referred to as the “Leases”), and all security deposits, pet deposits and other deposits owned by the Company in connection therewith (collectively, the “Security Deposits”).

The Company’s right, title and interest in and to the Land, the Improvements, the Easements, the Tangible Personal Property, the Other Assets, the Contracts, the Leases and the Security Deposits are collectively referred to herein as the “Property”.

2.           Purchase Price.

Subject to the adjustments hereinafter set forth, the purchase price (the “Purchase Price”) to be paid to Sellers by Buyer for the Membership Interests shall be Thirty Three Million Two Hundred Thousand and No/100 Dollars ($33,200,000.00) (the “Purchase Price”). Sellers and Buyer acknowledge and agree that the Purchase Price was determined by taking the average of the fair market value of the Property established by two independent appraisals of the Property (the “Appraisals”) commissioned by Buyer and conducted by CB Richard Ellis and Cushman & Wakefield (collectively, the ‘Appraisers”). Sellers acknowledge and agree that the Company shall be solely responsible for the payment of any pre-payment penalty under the existing indebtedness (the “Existing Indebtedness”) of Wachovia Bank, National Association (“Lender”) encumbering the Property, and such pre-payment penalty shall be deducted from the Purchase Price and paid to Lender as a disbursement on Sellers’ behalf at Closing.

The Purchase Price shall be payable, at Buyer’s option and as adjusted for the prorations and other payments and credits specified in this Contract, by either (i) the wire transfer of immediately available U.S. Federal Funds at Closing through the Title Company to an account designated in writing by Seller, or (ii) the transfer and conveyance to Seller by Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), of limited partnership units in the Operating Partnership (herein referred to individually as a “Unit” and collectively as “Units”) equal in value to such adjusted Purchase Price. For purposes of this Contract, the value of one Unit shall be equal to the offering price for one share of Preferred Apartment Communities, Inc. class A common stock on the IPO Closing Date (hereinafter defined).

Sellers and Buyer covenant and agree that their agreement to sell and purchase the Membership Interests, respectively, together with Sellers’ and Buyer’s other covenants contained herein, including, without limitation, Sellers’ covenants in Section 7 herein and Buyer’s out-of-pocket expenses to be paid (i) to Buyer’s attorneys in connection with the negotiation of this Contract and matters related thereto, (ii) to any prospective lender as an application or commitment fee, (iii) to CB Richard Ellis and Cushman & Wakefield for the Appraisals, and (iv) to unrelated and unaffiliated third party consultants in connection with the performance of examinations, inspections and/or investigations pursuant to this Contract, constitutes good and valuable consideration and mutuality under this Contract.

3.           Closing.

Provided all conditions precedent to Sellers’ and Buyer’s respective obligations under this Contract have been satisfied or waived in writing by the party entitled to the benefit thereof, the consummation of the transaction contemplated hereby (the “Closing”) shall take place in escrow through the Title Company (as hereinafter defined) on the later to occur of (i) the date which is thirty (30) days after the expiration of the Inspection Period (as hereinafter defined), or (ii) the date which is within five (5) business days following the closing of the initial public offering of Preferred Apartment Communities, Inc. class A common stock (the date of closing of such initial public offering is referred to herein as the “IPO Closing Date”) pursuant to its registration statement on Form S-l1, Registration No. 333-168407, that was initially filed with the Securities and Exchange Commission on July 29, 2010 (the day of Closing is herein referred to as the “Closing Date”); provided, however, in no event shall the Closing Date extend beyond December 15, 2010.

4.           Representations and Warranties.

Sellers, as an inducement to Buyer to enter into this Contract, represent and warrant to Buyer, and shall reaffirm to Buyer the continuing validity of such representations and warranties at the Closing, as follows (which representations and warranties shall survive the Closing Date for a period of one (1) year):

(A)
Sellers are limited liability companies, duly organized and validly existing under the laws of the State of Georgia and are in good standing under the laws of the State of Georgia. All actions necessary to confer such power and authority upon the persons executing this Contract have been taken;

(B)
Sellers have the full right, power and authority to enter into and perform their obligations under this Contract and to convey the Membership Interests to Buyer as provided herein. The execution, delivery and performance of this Contract by Sellers does not and will not violate the organizational documents of Sellers, including, without limitation, that certain Operating Agreement of Oxford Summit Partners LLC dated July 26. 2005 (the “Operating Agreement”), or any contract, order, judgment or decree to which Sellers are a party or by which they or the Property is bound. The documents to be executed and delivered by Sellers at Closing pursuant to this Contract will be, at Closing, duly authorized, executed and delivered by Sellers and, at the Closing, will be legal, valid and binding obligations of Sellers and will not violate the provisions of any contract, order, judgment or decree to which the Sellers is a party or by which it or the Property is bound;

(C)	The copy of the Operating Agreement previously provided by Sellers to Buyer is a true, correct and complete copy in effect on the date of this Contract;

(D)	No suit or proceeding for the dissolution or liquidation of the Company has been instituted or is now threatened;

(E)	The Company has no subsidiaries;

(F)	The Company has no employees;

(G)
The Company has no Employee Benefit Plan. As used herein, “Employee Benefit Plan” means each “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (as amended, “ERISA”), and each other plan, policy, program, agreement, understanding and arrangement (whether written or oral) providing compensation or other benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof) of the Company which is now or has been maintained, sponsored, entered into or contributed to by the Company or under the terms of which the Company has or is reasonably likely to have any obligation or liability, whether actual or contingent, including, without limitation, all employment, consulting, severance, termination, incentive, bonus, deferred compensation, retention, retirement, pension, savings, profit sharing, retention, change in control, vacation, holiday, cafeteria, medical, health, dependent care, disability, life, accident, fringe benefit, welfare and stock-based or stock-linked compensation plans, policies, programs, agreements, understandings or arrangements;

(H)
Sellers have provided to Buyer all policies or binders of insurance of any kind or nature covering the Company or any of its properties or assets. All such policies are in full force and effect and are sufficient for compliance with all applicable laws and of all contracts to which the Company is a party. To the best of Sellers’ knowledge, the Company is not in default under any of such policies or binders, and the Company has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. To the best of Sellers’ knowledge, there are no facts upon which an insurer might be justified in reducing coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders. Such policies and binders provide sufficient coverage for the risks insured against, are in full force and effect as of the date hereof;

(I)	Sellers are the owners of all of the membership interests in the Company;

(J)
Sellers own the Membership Interests free and clear of any security agreements, financing statements, liens, encumbrances, security interests or other claims of any kind, other than liens and encumbrances of record affecting the Property. The Membership Interests constitute all of Sellers’ interest in the Company, and Sellers have not entered into any side letters or other written instruments relating to their interest in the Company other than the Operating Agreement and any other agreement provided to or otherwise actually known to Buyer that relates to the Property;

(K)
Sellers have not conveyed or assigned any of its right, title or interest in the Membership Interests to any third party, including any affiliates or related parties of Sellers. Sellers have not granted to any party any option, contract or other agreement with respect to the Membership Interests or any portion thereof or any interest therein. To Sellers’ knowledge, there are no attachments, executions or assignments of Sellers’ rights in the Membership Interests for the benefit of creditors, or voluntary or involuntary proceeds in bankruptcy or under any other debtor-relief laws pending or threatened against Assignor;

(L)
To the best of Sellers’ knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, regional, state or local governmental authority on the part of Sellers are required in connection with the consummation of the transactions contemplated by this Contract, or if the same is required, such consent, approval, order or authorization has been obtained, or such registration, qualification, designation, declaration or filing has been completed and satisfied, and any costs, fees or expenses associated therewith have been paid in full by Sellers;

(M)
Except as and to the extent reflected and adequately reserved against in the balance sheet of the Company provided to Buyer by Sellers, the Company has no material liability or obligation whatsoever, whether accrued, absolute, contingent or otherwise;

(N)
Except as set forth herein, to the best of Sellers’ knowledge, all tax returns of every kind (including, without limitation, returns of all income taxes, franchise taxes, real and personal property taxes, intangibles taxes, withholding taxes, employee compensation taxes and all other taxes of any kind applicable to the Company) that are due to have been filed in accordance with applicable law have been duly filed; and all taxes shown to be due on such returns have been paid in full. The amounts so paid have been adequate to pay all income, franchise, real and personal property, intangibles, withholding and employment compensation taxes and all other taxes of any kind whatsoever, including interest and penalties, due and payable by the Company for all periods ending on or before the date hereof. No deficiencies for any of such taxes have been asserted or threatened, and no audit of any such returns is currently underway or, to the knowledge of the Sellers, threatened. There are no outstanding agreements by the Company for the extension of time for the assessment of any tax.

(O)	The Company is not a “foreign person”, as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended;

(P)
To the best of Sellers’ knowledge, there are no actions, suits, judgments, summonses or proceedings pending relating to or arising out of any actual or alleged violation or breach of any code, law, rule, requirement or regulation of any entity or authority having jurisdiction over the Property, the Company has received no notice of any alleged violation of any codes, ordinances, laws, rules, regulations or private restrictions affecting the Property, and Sellers shall cause the Company to promptly deliver any such notice, whether received prior to or after Closing, to Buyer (which covenant shall survive Closing but shall not be limited by the one-year limitations period prescribed for the representations and warranties contained in this Section 4);

(Q)	There are no eminent domain, condemnation or similar proceedings pending, or, to the best of Sellers’ knowledge, threatened with respect to the Property or any portion thereof;

(R)
There are no leases, subleases, licenses or other rental or occupancy contracts (oral or written) with respect to or affecting the Property other than the Leases set forth on the rent roll attached hereto as Exhibit “D” and incorporated herein by reference (the “Rent Roll”);

(S)
There are no service or maintenance contracts or other contracts now in force between the Company and any other party with respect to or affecting the Property, except for the Contracts set forth on Exhibit “C” attached hereto and by reference incorporated herein, and Sellers has delivered to Buyer true, correct and complete copies of all of the Contracts and all amendments thereto set forth on Exhibit “C”. To the best of Sellers’ knowledge, none of the parties to the Contracts is in default of its obligations thereunder, and each of the Contracts is in full force and effect;

(T)
Sellers have no actual knowledge of any noncompliance or violation of Environmental Laws (hereinafter defined) related to the Property or the presence or release of Hazardous Materials (hereinafter defined) on or from the Property except as disclosed in any environmental reports in Sellers’ possession which will be delivered to Buyer on or before the Effective Date of this Contract. The term “Environmental Laws” shall include, without limitation, the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Clean Water Act, 33 U.S.C. § 1251 et seq., and the Water Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act (“FIFRA”), 7 U.S.C. § 136 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. § 1401 et seq.; the National Environmental Policy Act, 42 U.S.C. §4321 et seq.; the Noise Control Act, 42 U.S.C. § 4901 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; the Resource Conservation and Recovery Act (“RCRA”) 42 U.S.C. § 6901 et seq., as amended by the Hazardous and Solid Waste amendments of 1984; the Safe Drinking Water Act, 42 U.S.C § 300f et seq.; the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. § 9601 et seq.; as amended by the Superfund Amendments and Reauthorization Act, and the Emergency Planning and Community Right-to-Know Act; the Toxic Substance Control Act (“TSCA”), 15 U.S.C. § 2601 et seq.; and the Atomic Energy Act, 42 U.S.C. § 2011 et seq.; all as may be amended as of the date of the Contract, together with their implementing regulations and guidelines as of the date of this Contract. The term “Environmental Laws” shall also include all state, regional, county, municipal and other local laws, regulations, and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term “Hazardous Materials” shall include, without limitation, any hazardous substance, pollutant, or contaminant regulated under CERCLA; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel; pesticides regulated under FIFRA; asbestos, polycholorinated byphenyls, and other substances regulated under TSCA; source material; special nuclear material, and byproduct materials regulated under the Atomic Energy Act; industrial process and pollution control wastes to the extent regulated under applicable Environmental Laws, and any and all substances and materials which may pose a threat of harm to human health or the environment or which may be regulated by any Environmental Laws;

(U)	The information and documents set forth in the exhibits to this Contract or delivered pursuant hereto are true, correct and complete in all material respects;

(V)
Except as set forth on the Rent Roll, no rental under any of the Leases has been collected more than one (1) month in advance, and, except as disclosed on the Rent Roll, there are no concessions, bonuses, free months’ rental, rebates, or other matters affecting the rental under any of the Leases. To the best of Sellers’ knowledge and except as disclosed in the Rent Roll, no tenant under any of the Leases is in monetary default thereunder;

(W)	No leasing commissions are payable by the “landlord” or “lessor” under any Lease, except as set forth on the Rent Roll;

(X)
The Tangible Personal Property is free and clear of any liens, charges and encumbrances benefiting persons or entities claiming by, through or under the Company, other than liens, charges and encumbrances to be canceled at or prior to Closing; and

(Y)
Neither Sellers or the Company (without reference to its constituent entities) are now nor shall they be at any time prior to or at the Closing an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) named in any executive orders or lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) as Persons with whom a United States Citizen (“U.S. Person”) may not transact business or must limit their interactions to types approved by OFAC (“Specially Designated Nationals and Blocked Persons”).

Any reference to Sellers’ “knowledge” or words of similar import shall be deemed to mean, and shall be limited to, the actual (as distinguished from implied, imputed or constructive) knowledge of Jack Hinrichs, Richard Denny and Dan Faulk, without such persons having any obligation to make an independent inquiry or investigation.

5.           Survey and Inspection Materials.

Sellers shall provide to Buyer on or before the Effective Date a copy of the most recent plat of survey of the Property which Sellers have in their possession, custody or control (such survey being referred to as the “Initial Survey”). Buyer shall pay the cost of any amendment or updating of the Initial Survey (and any Initial Survey so updated being referred to as the “Survey”). On or before the Effective Date, Sellers shall provide to the Buyer true, correct and complete copies of the inspection materials in Sellers’ possession, custody or control as set forth on Exhibit “E” attached hereto and incorporated herein by reference (the “Inspection Materials”) In the event all of the Inspection Materials have not been provided to Buyer within three (3) days of the Effective Date, then the Inspection Period (as hereinafter defined) shall automatically be extended by one day for each day beyond such deadline until all of the Inspection Materials have been provided to Buyer. Buyer shall deliver written notice to Sellers indicating the extension of the Inspection Period as provided in this Section 5.

6.           Inspection Period and Title.

(A)
Inspection Period. Buyer, its agents, contractors, consultants, and employees shall have from and after the Effective Date until 5:00 P.M., Atlanta, Georgia time on that day which is thirty (30) days after the Effective Date (subject to the provisions of Section 5 hereof) (the “Inspection Period”) to (i) examine title to the Property, (ii) obtain an updated survey of the Property, (iii) inspect or otherwise cause the inspection of the Property and documents in Sellers’ possession which relate to the Property (including, without limitation, Sellers’ books and records pertaining to the Property); (iv) conduct such due diligence, including without limitation, non-destructive tests and studies on the Property, as Buyer shall deem advisable; and (v) to object to matters affecting title to or survey of the Property. Sellers agree to cooperate with Buyer in connection with Buyer’s examination and inspection of the Property pursuant to this Section 6, and Sellers agrees to provide Buyer with full and free access to the Property in furtherance thereof, subject, however, to the rights of tenants under the Leases. In the event Buyer fails to deliver to Sellers on or before the expiration of the Inspection Period a written notice stating that Buyer has completed its inspection of the Property and has determined to go forward with the purchase of the Membership Interests in accordance with the terms and conditions of this Contract (the “Election Notice”), this Contract shall automatically and without any further action on the part of Sellers and/or Buyer be deemed to have been terminated effective as of the expiration of the Inspection Period, and Sellers and Buyer shall thereafter have no further rights or obligations hereunder except those which explicitly survive termination of this Contract. In the event Buyer delivers the Election Notice to Sellers on or before the expiration of the Inspection Period, Buyer shall have no further right to terminate this Contract under this Section 6(A). On or before the expiration of the Inspection Period, Buyer shall have the right to terminate this Contract for any reason or no reason, and upon such termination (whether by express election by Buyer or whether by automatic operation of this Section 6(A)), Sellers and Buyer shall thereafter have no further rights or obligations hereunder except those which explicitly survive termination of this Contract.

Buyer hereby agrees to indemnify and hold Sellers harmless from and against any and all costs, liabilities, losses, judgments, fees and expenses (including, without limitation, reasonable attorneys’ fees actually incurred) (collectively, “Costs”) suffered by Sellers and arising out of Buyer’s, or its agents’, contractors’, consultants’ or employees’ entry on and inspection of the Property pursuant to this Section 6(A), excluding, however, Costs incurred by Sellers and caused by (i) Sellers’ negligence or intentional misconduct or (ii) the condition of the Property prior to Buyer’s inspection thereof.

(B)
Title. During the Inspection Period, Buyer shall have the right, at its expense, to obtain a pro forma endorsement to the Company’s existing title insurance policy (the “Title Policy”) for the Property (the “Title Endorsement”) issued by Chicago Title Insurance Company (“Title Company”). Buyer shall have the right, on or before the expiration of the Inspection Period, to notify Sellers in writing of any objections Buyer may have to title to the Property as shown in the Title Policy, Title Endorsement or the Survey of the Property. If Buyer fails to give any such objections on or prior to the expiration of the Inspection Period, all matters affecting title to and the Survey of the Property shall be deemed to be permitted title exceptions (hereinafter collectively referred to as the “Permitted Exceptions”). If Buyer does give notice of objections on or prior to the expiration of the Inspection Period, then Sellers shall have five (5) days after the effective date of such objections (the “Sellers Election Deadline”) to elect to cure some, all or none of Buyer’s title and survey objections; provided, however, if either (i) such objection can be cured within ten (10) days and at a cost not to exceed $50,000.00, or (ii) such objection is to a monetary lien or encumbrance which can be cured by the payment of money, Sellers agree to cure same out of the proceeds of the purchase of the Membership Interests by Buyer at Closing (collectively, the “Removable Liens”). Sellers’s failure on or before the Sellers Election Deadline to notify Buyer of which objections it elects to cure shall be deemed to be an election by Sellers to cure none of Buyer’s objections, subject to Sellers’ mandatory obligation to cure the Removable Liens. If Sellers elect to cure less than all of the title and survey objections (subject to Sellers’ mandatory obligation to cure the Removable Liens), it shall so notify Buyer on or before the Sellers Election Deadline, and Buyer shall have seven (7) business days after the Sellers Election Deadline to elect either (A) to terminate this Contract, whereupon all rights and obligations hereunder shall immediately terminate (other than those obligations expressly set forth in this Contract which specifically survive such termination), or (B) to close the purchase and sale contemplated hereby in which case all of Buyer’s uncured title and survey objections and, subject to the last sentence of this Section 6(B), any other title matters, shall be added to and be made a part of the Permitted Exceptions. The immediately preceding sentence shall not relieve the Sellers of their obligation to cure the Removable Liens. If Buyer does not so respond within seven (7) business days after the Sellers Election Deadline, then Buyer shall be deemed to have elected to terminate this Contract, and all rights and obligations hereunder shall immediately terminate (other than obligations expressly set forth in this Contract which specifically survive such termination). As to title defects arising after the effective date of the Title Endorsement and survey defects arising after the date of the Survey, Buyer shall be entitled to object thereto within five (5) business days after becoming aware of such defect, but no later than the Closing Date, and Sellers shall have a reasonable time, not to exceed five (5) days, to elect the options set forth above upon the same conditions set forth above (unless such defect was caused by the act or failure to act of Sellers, in which event Sellers are obligated to cure same and the same shall be deemed to be a “Removable Lien”), and the Closing Date shall be extended to the extent necessary, not to exceed thirty (30) days, to provide said additional time period.

7.           Covenants of Sellers.

Between the date hereof and the Closing Date, Sellers shall:

(A)
Maintain (or cause the maintenance of) the Property in its current condition, ordinary wear and tear and casualty excepted, but, in any event, in a manner consistent with reasonable and prudent business practices, including, without limitation, maintaining the same levels of staffing and personnel at the Property as currently maintained on the Property;

(B)	Maintain (or cause the maintenance of) all casualty, liability and hazard insurance currently in force with respect to the Property;

(C)
Not cause the Property, or any interest therein, to be alienated, encumbered (other than by mechanics’ or materialmen’s liens or claims which Sellers shall promptly pay or bond off so as to discharge the same from record prior to Closing) or otherwise transferred;

(D)	Continue to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted (but in any event in accordance with good business practices);

(E)
Except as otherwise expressly provided in this Contract, shall not, without the prior consent of Buyer, allow the Company to enter into any contract, commitment or undertaking (other than New Leases, as hereinafter defined and separately addressed), make any change in or acceleration of the Company’s normal and customary billing practices, or make any change in the Company’s normal and customary advertising, promotional or maintenance practices, and Sellers shall not, without first obtaining Buyer’s prior written consent, allow the Company to enter into any other contract or Contract affecting the Property unless such contract or Contract is terminable without cause by the owner of the Property on not more than thirty (30) days’ notice and without the payment of any termination fee or penalty;

(F)
Take, or cause to be taken, all actions necessary to cause each of the warranties and representations in this Contract to remain true and correct from the date hereof to the Closing Date and refrain from taking any action which would cause, or threaten to cause, any of such warranties and representations to become incorrect or untrue at any time during such period;

(G)
Shall not, without Buyer’s prior written consent, allow the Company to enter into any (i) new lease for any part of the Property, (ii) amendment, modification, or renewal of an existing Lease, (iii) accept the surrender of premises under any Lease, (iv) consent to sublease, or (v) terminate any existing Lease or dispossess any tenant under an existing Lease (each of (i), (ii), (iii), (iv) and (v) being herein collectively referred to as a “New Lease”) which is a departure from the Company’s current leasing guidelines it has in place with its current Property management team;

(H)
Not remove any of the Tangible Personal Property except as may be required for necessary repair or replacement (provided that any replacement shall be of equal quality as existed at the time of removal) and, in the case of supplies, except for those items consumed in the ordinary course of business;

(I)	Cause the Company to perform its obligations under the Leases and Contracts; and

(J)	Unless this Contract is terminated pursuant to any termination provisions contained herein, not enter into any contracts for the sale of the Membership Interests to any other party.

8.           Sellers’ Obligations at Closing.

Unless required to be delivered sooner pursuant to the terms of this Contract, at or prior to the Closing, Sellers shall deliver to Buyer or Title Company, as the case may be, the following documents (“Sellers’s Closing Documents”), in form and substance reasonably satisfactory to Buyer:

(A)	Assignment Agreement and Bill of Sale. Duly executed and acknowledged Assignment Agreement and Bill of Sale in the form attached hereto as Schedule 1, conveying to Buyer the Membership Interests;

(B)
Non-Foreign and Residency Affidavits. A sworn affidavit from an authorized officer of each Seller to the effect that each Seller is not a “foreign person” as that term is defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) in the form attached hereto as Schedule 2;

(C)
Transfer Tax and Withholding Tax Declarations. All such tax, transfer and other declarations and returns, and withholding affidavits and information returns, duly executed and sworn to by Sellers, as may be required of Sellers by law in connection with the conveyance of the Membership Interests to Buyer;

(D)	Contracts. Original executed counterparts of all of the Contracts;

(E)	Leases. Original executed counterparts of all of the Leases;

(F)	Deposits. All Security Deposits (including, without limitation, security, pet, and other deposits) held by the Company shall be paid over to Buyer, together with any and all interest accrued thereon;

(G)	1099 Reporting Affidavit. Sellers shall deliver any affidavit necessary to complete the 1099 Filing required under the Internal Revenue Code;

(H)	Closing Statement. A statement setting forth the Purchase Price with all adjustments shown and including a proration statement;

(I)
Sellers’ Certificate. A duly executed and acknowledged certificate in a form attached hereto as Schedule 3 executed by an authorized representative of each Seller indicating that all of Sellers’ representations and warranties made in this Contract are true and correct as of the Closing Date as if then made;

(J)
Authority and Owner’s Affidavit. If required by the Title Company in connection with the issuance of the Title Endorsement, an owner’s affidavit substantially in the form attached hereto as Schedule 4, evidencing Sellers’ authority acceptable to the Title Company to enter into the transaction contemplated by this Contract, and an “owner’s affidavit” and a “broker’s lien affidavit” in form and substance acceptable to Title Company and sufficient for the Title Company to delete any standard title and survey exceptions from the Title Endorsement, including, without limitation, those exceptions for (w) mechanics’ or materialmen’s liens, (x) broker’s liens arising from brokers engaged by Sellers, (y) parties in possession, other than tenants as tenants only under unrecorded leases as set forth on the Revised Rent Roll (hereinafter defined), and (z) matters not shown in the public records;

(K)	Property Files. Sellers’ or the Company’s Property files, if any;

(L)
Revised Rent Roll. A certified rent roll for the Property current as of the business day immediately prior to the Closing Date and stating the amount of all of the Security Deposits held by the Company under each Lease (the “Revised Rent Roll”), with such Certification being in the form attached hereto as Schedule 5;

(M)	Keys. All keys to the Property, labeled for identification;

(N)	Property Management Agreement. A copy of the document or agreement terminating the Company’s current management agreement for the Property; and

(N)	Such other documents as may be reasonably requested by Buyer or Title Company to effect the Closing of the transactions contemplated by this Contract.

9.           Buyer’s Obligations at Closing.

At or prior to the Closing, Buyer shall deliver to Sellers or Title Company, as the case may be, the following items (“Buyer’s Closing Items”), in form and substance reasonably satisfactory to Sellers:

(A)	Subject to the adjustments provided for in this Contract, the balance of the Purchase Price;

(B)	Assignment Agreement and Bill of Sale. An executed counterpart of the Assignment Agreement and Bill of Sale specified in Section 8(A) above;

(C)	Closing Statement. An executed counterpart of the Closing Statement specified in Section 8(H) above; and

(D)	Such other documents as may be reasonably requested by Sellers or Title Company to effect the Closing of the transactions contemplated by this Contract.

10.           Additional Documents.

All parties agree that they will execute and deliver to each other such additional documents, certificates and other matters as may be reasonably requested by any one party or its attorney, whether before or subsequent to the Closing, in order to effectuate the transactions contemplated by this Contract and to carry out the parties’ intent as expressed in this Contract, provided that such additional documents, certificates and other matters shall be provided without material expense to the party so providing such items.

11.           Prorations and Adjustments.

Prorations. All prorations between the Sellers and Buyer will be effected in accordance with the provisions of this Section 11. If the proration of an item subject to proration is not specifically provided for herein, it is the intention of Sellers and Buyer that such item be prorated on the Closing Date on the basis of the number of days the Company was owned by Sellers during the applicable period relative to the number of days the Property was owned by Buyer during the applicable period. Sellers shall be entitled to all income and responsible for all expenses for the period up to but not including the Closing Date, and Buyer shall be entitled to all income and responsible for all expenses for the period of time from, after and including the Closing Date. Such adjustments shall be shown on the closing statement (with such supporting documentation as the parties hereto may require being attached as exhibits to the closing statement) and shall increase or decrease (as the case may be) the Purchase Price. If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bills), Sellers and Buyer shall allocate such income or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable income or expense. This covenant shall survive Closing. Any income received or expense incurred by Sellers or Buyer with respect to the Property after the Closing Date shall be promptly allocated in the manner described herein and Sellers and/or Buyer shall promptly pay or reimburse any amount due. This covenant also shall survive Closing.

(A)
Real and Personal Property Taxes. Real estate and personal property taxes and special assessments (“Taxes”) on the Property which are paid by the Company shall be prorated as of the Closing Date. If any Taxes for the calendar year in which the Closing occurs have not been determined on the Closing Date, the proration of Taxes shall be based upon the Taxes assessed against the Property for the calendar year immediately preceding the calendar year in which the Closing occurs, subject to any notice of reassessment which may have been received prior to Closing. After the actual amount of Taxes for the year of the Closing is known, and is different than the amount of Taxes used for prorations performed at Closing, Sellers and Buyer shall recalculate the prorated amount of the Taxes payable by each party. If the actual prorated amount of such Taxes payable by either party is greater than $2500 lower or higher than the prorated amount allocated to such party pursuant to the prorations used at Closing, then Buyer shall pay to Sellers or Sellers shall pay to Buyer, as applicable, the difference between the actual prorated amount of Taxes and the prorated amount of Taxes allocated at Closing, so that Sellers shall pay only the actual amount of Taxes attributable to the period occurring prior to the Closing Date and Buyer shall pay only the actual Taxes attributable to the period occurring on and subsequent to the Closing Date. Any taxes, charges, assessments and personal property taxes after the Closing Date which are attributable to periods prior to the Closing Date shall be paid by Sellers and any refunds or rebates which are attributable to the period prior to the Closing Date shall be paid to Sellers.

(B)
Utilities. Amounts due for all electric, gas, sewer, water, telephone and other utilities, and for all service contracts for maintenance, trash collection, and the like for the period on and prior to the Closing Date and which are paid by Sellers shall be prorated as of the Closing Date. Sellers shall endeavor to obtain meter readings on the day before the Closing Date, and if such readings are obtained, there shall be no proration of such items. Otherwise, the Sellers’ pro-rata share of these expenses will be paid to Buyer within ten (10) days after receiving notice of the amounts due. Sellers and Buyer shall cooperate in taking whatever action is necessary to insure that any and all prepaid deposits or rents on all public and private utilities or services which serve the Property are refunded to Sellers by the utility company; if such refunds are not made prior to Closing, the applicable deposits or rents shall be assigned to Buyer (to the extent assignable) at Closing and Sellers shall receive a credit to the Purchase Price for the amount thereof. The amounts prorated herein shall be adjusted, if necessary, upon receipt of final bills for the period in which the Closing occurs.

(C)	Contracts. All amounts due or payable under the Contracts shall be prorated as of the Closing Date.

(D)
Rents. All base rent under the Leases and any other charges under the Leases (all such other charges other than base rent are herein referred to as “Additional Rent”) shall be prorated as of the Closing Date as if collected for the month of Closing. Sellers shall pay to Buyer at Closing (in the form of a credit against the Purchase Price) the amount of any rent or other income collected by the Company before Closing but which is applicable to any period of time from or after Closing. Rentals are “delinquent” when payment thereof is due prior to the Closing Date but payment has not been made by the Closing Date. Buyer hereby grants to Sellers the right to collect such delinquent rentals, at Sellers’s sole cost and expense, provided that Sellers shall have no right to cause the eviction of, and Buyer shall have no obligation to evict, any tenants owing delinquent rentals. Sellers shall not be entitled to any of the rentals received by Buyer on and after the Closing Date from tenants owing delinquent rentals unless such tenants shall be current in their rental obligations for periods occurring from and after the Closing Date. In that case, Buyer shall deliver to Sellers any rentals, net of the costs of collection, received by Buyer which are designated by the tenant as payment for or are attributable to delinquent rentals for rental periods occurring prior to the Closing Date. If, however, delinquent rentals are not collected from the tenants owing such delinquent rentals, Buyer shall not be liable to Sellers for such delinquent rentals. Buyer shall not have any obligation to collect any delinquent rentals. It shall be presumed between Buyer and Sellers that all rentals received after the Closing Date shall first be applied to rentals attributable to the period beginning on the Closing Date and thereafter, and subsequently, to the period prior to the Closing Date. To the extent that the Leases provide for the adjustment of previously paid estimated amounts of Additional Rent for the period prior to Closing on a date subsequent to the Closing Date, Sellers shall be entitled to receive, or shall be responsible to pay, as the case may be, its pro-rata share of any such adjusted amounts which are applicable to periods ending on the Closing Date. Such payment or refund shall be made within fifteen (15) days after Buyer’s determination of such amounts and written notice to Sellers concerning such amounts. Buyer shall be solely responsible for the collection of such adjustments, but shall not be liable to Sellers for its failure to do so.

(E)	Leasing Commissions. Sellers shall be responsible for “cashing out” any leasing commissions due under the Leases at or prior to Closing.

(F)
Net Working Capital. At least three (3) business days prior to the Closing Date, Sellers shall deliver to Buyer a certificate (the “Estimated NWC Certificate”), including a consolidated balance sheet of the Company as of the Closing Date, prepared in accordance with the accounting principles, methods, practices, estimates, judgments and assumptions applied in the preparation of the Company’s financial statements, consistently applied (the “Accounting Principles”), which shall include (a) the Sellers’ good faith estimate (such estimate is referred to as the “Estimated Net Working Capital Amount”) of the “Net Working Capital Amount.” As used herein, “Net Working Capital Amount” means the Net Working Capital of the Company as of 11:59 p.m. EST on the day immediately preceding the Closing Date. “Net Working Capital” means the result of (i) all cash of the Company minus (ii) all current liabilities (excluding the Existing Indebtedness) of the Company, in each case determined in accordance with the Accounting Principles. The Purchase Price at Closing shall be increased by the Estimated Net Working Capital Amount.

No later than ninety (90) days following the Closing Date, Buyer shall prepare and deliver to Sellers (i) a consolidated balance sheet of the Company dated at the Closing Date, which shall be prepared in accordance with the Accounting Principles and (ii) a reasonably detailed statement (the “Final NWC Certificate”) setting forth Buyer’s calculations of the Net Working Capital Amount. If Sellers have any objections to the Final NWC Certificate, Sellers shall deliver to Buyer a statement setting forth its objections thereto (an “Objections Statement”), provided that the only bases for objections shall be (i) non-compliance with the standards set forth above for preparation of the Final NWC Certificate, or as set forth in the definition of Net Working Capital, and (ii) mathematical errors. If an Objections Statement is not delivered to Buyer within thirty (30) days after delivery of the Final NWC Certificate, the Final NWC Certificate shall be final, binding and non-appealable by the parties hereto. Sellers and Buyer shall negotiate in good faith to resolve any objections set forth in the Objections Statement (and all such discussions related thereto shall, unless otherwise agreed by Buyer and Sellers, be governed by Rule 408 of the Federal Rules of Evidence (and any applicable similar state rule)), but if they do not reach a final resolution within thirty (30) days after the delivery of the Objections Statement, Sellers and Buyer may submit such dispute to one of the “Big Four” accounting firms other than Ernst & Young LLP or PricewaterhouseCoopers LLP, or, in the event that any such auditor is unable to accept such appointment, to any other nationally recognized independent accounting firm mutually acceptable to Buyer and Sellers (the “Independent Auditor”). Each party shall be afforded an opportunity to present to the Independent Auditor material relating to the disputed issues and to discuss the determination with the Independent Auditor. The Independent Auditor shall act as an auditor and not as an arbitrator and shall resolve matters in dispute and adjust and establish any disputed adjustment of the Net Working Capital Amount to reflect such resolution, provided that the Independent Auditor shall not assign a value to any item or amount in dispute greater than the greatest value for such item or amount assigned by Sellers, on the one hand, or Buyer, on the other hand, or less than the smallest value for such item or amount assigned by Sellers, on the one hand, or Buyer, on the other hand. It is the intent of Buyer and Sellers that the process set forth in this Section 11(F) and the activities of the Independent Auditor in connection herewith are not intended to be and, in fact, are not arbitration and that no formal arbitration rules shall be followed (including rules with respect to procedures and discovery). Sellers and Buyer shall use their commercially reasonable efforts to cause the Independent Auditor to resolve all such disagreements as promptly as practicable. The resolution of the dispute by the Independent Auditor shall be final, binding and non-appealable on the parties hereto. The Final NWC Certificate shall be modified if necessary to reflect such determination. The fees and expenses of the Independent Auditor shall be allocated for payment by Buyer, on the one hand, and/or Sellers, on the other hand, based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party, as determined by the Independent Auditor.

If the Net Working Capital Amount as finally determined pursuant to the dispute resolution procedures described above is greater than the Estimated Net Working Capital Amount shown on the Estimated NWC Certificate, then Buyer shall pay to Sellers cash equal to the amount by which the Net Working Capital Amount exceeds the Estimated Net Working Capital Amount. If the Net Working Capital Amount as finally determined pursuant to the dispute resolution procedures described above is less than the Estimated Net Working Capital Amount shown on the Estimated NWC Certificate, then Sellers shall pay to Buyer cash equal to the amount by which the Estimated Net Working Capital Amount exceeds the Net Working Capital Amount.

(G)
Lender Escrows. Sellers shall obtain at Closing from Lender the outstanding balance of any escrow or reserve accounts maintained by Lender under the Existing Indebtedness (the “Escrow Funds”), and such amount of Escrow Funds shall be credited against the Purchase Price.

(H)
Other Expenses. Except as otherwise provided in Section 13, each party shall be responsible for all fees, costs and expenses incurred by it in connection with this transaction, including expenses for appraisal, legal and accounting services.

(I)	Survival. The obligations and provisions set forth in this Section 11 shall survive Closing.

12.           Conditions to Closing.

The obligation of Buyer to consummate the transaction contemplated hereby is conditioned upon full satisfaction by Sellers or written waiver by Buyer of the following conditions precedent as of the Closing Date:

(A)	All representations and warranties of Sellers made herein remain materially true and correct;

(B)	Sellers shall have performed all of the obligations and covenants undertaken by Sellers in this Contract to be performed by Sellers at or prior to the Closing;

(C)	Sellers shall have delivered to Buyer or Title Company all of the documents enumerated in Section 8 hereof;

(D)
The Improvements (including, but not limited to, the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) shall be at Closing in substantially the same condition as on the Effective Date of this Contract except for normal wear and tear and such damage from casualty or condemnation that is waived or accepted under Section 14 hereof;

(E)	The Property shall have no encumbrances other than the Permitted Exceptions;

(G)
All apartment units located on the Property which have been vacated more than five (5) business days prior to Closing shall be in “rent-ready” (as defined below) condition. If all such vacant apartment units are not in a rent-ready condition at Closing, Buyer shall receive a credit against the Purchase Price of $500.00 for each such unit vacant and non rent-ready; provided, however, that if any of such vacant apartment units that are not in a rent-ready condition require replacement of carpet, then the $500.00 rent-ready credit shall increase to $1500.00 for each such unit vacant and non rent-ready. A “rent-ready” unit shall mean a unit that is freshly painted, carpeting that is cleaned or replaced, as necessary, and working appliances and fixtures.

(H)
There shall exist no actions, suits, arbitrations, claims, attachments or proceedings against the Property filed by third parties, and there shall exist no actions, suits, arbitrations, claims, attachments or proceedings, assignments for the benefit of creditors, insolvency, bankruptcy or reorganization pending against Sellers by third parties (or filed by Sellers) that would seek to enjoin the consummation of this Contract or that would materially and adversely affect the Sellers’ ability to perform its obligations under this Contract.

If the conditions set forth in this Section 12 are not satisfied at or prior to Closing, Buyer may elect either to terminate this Contract in writing at or prior to Closing (in which event the parties hereto shall have no further rights or obligations to one another except those which explicitly survive termination), to pursue its remedies as set forth in Section 15 if the failure of a condition shall have occurred on account of a default by Sellers under this Contract, or to waive the unsatisfied condition and close escrow without a reduction in the Purchase Price. The failure of the Buyer to elect any of the foregoing options at or prior to Closing shall constitute an election by Buyer to terminate this Contract as aforesaid.

13.          Closing and Other Costs.

Sellers shall pay any transfer, documentary stamp tax or recordation taxes owed on account of the sale of the Membership Interests to Buyer, one-half of any escrow closing fees charged by Title Company, recording costs incurred to cure the Removable Liens, and any prepayment penalties or other fees charged by Lender upon repayment of any loan secured by the Property upon consummation of the sale of the Property to Buyer. Buyer shall all premiums necessary to cause the issuance of the Title Endorsement by the Title Company, the costs of the title search and updated Survey, one half of any escrow closing fees charged by Title Company, and the expenses of its own due diligence. Except as otherwise provided herein, each party shall pay its own attorneys’ fees. All other expenses incurred by Sellers with respect to this Contract and the Closing shall be paid by Sellers. All other expenses incurred by Buyer with respect to this Contract and Closing shall be paid by Buyer.

14.          Fire, Casualty and Condemnation.

The risk of loss, damage or destruction to the Property by fire or other casualty until the Closing is retained by Sellers, but without any obligation or liability by Sellers to repair or restore the Property.

If at any time prior to Closing, any portion of the Property is destroyed or damaged as a result of (a) fire or any other casualty (hereinafter collectively referred to as “Casualty”), or (b) a taking in eminent domain or conveyance in lieu thereof (hereinafter referred to as “Taking”), Sellers shall promptly give written notice thereof (hereinafter referred to as the “Damage Notice”) to Buyer, including a statement by Sellers of its estimate (hereinafter referred to as the “Estimate”) of the cost of fully repairing and restoring the Property (to the extent practicable) to the condition which existed prior to the Casualty or Taking, as the case may be, as well as the timetable for completing such repairs and restoration.

If there shall be any damage to, or destruction of, the Property as a result of a Casualty or Taking prior to the Closing and such damage, according to the Estimate, shall cost in excess of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) to repair or shall take longer than three (3) months to repair and restore fully, or, in the case of a Taking, which would cause the Property (y) no longer to comply with zoning requirements or the Leases, (z) no longer to have access to a publicly-dedicated and maintained right-of-way for vehicular and pedestrian access, Buyer shall have the right to terminate this Contract by providing written notice to the Sellers within fifteen (10) business days after Buyer’s receipt of the Damage Notice from Sellers. Upon such termination, all claims and obligations of the Parties, except as otherwise expressly provided herein, shall be immediately released and discharged. If Buyer does not elect to terminate this Contract in accordance with the foregoing terms of this Section 14, there shall be no abatement in the Purchase Price (except, however, Buyer shall receive at Closing a credit equal to Sellers’s deductible and the cost of repair of any uninsured damage), and in lieu of any such abatement, Sellers shall execute, acknowledge and deliver to Buyer at the Closing, in counterparts, an assignment, expressly made without representation or warranty by Sellers and without recourse to Sellers, of Sellers’s interest in any net insurance or condemnation proceeds (that is, after expense of collection) which may be payable to Sellers as a result of such Casualty or Taking, subject, however, to Sellers’s right to receive reimbursement therefrom of any amounts paid or incurred by Sellers for or on account of repairs and/or restoration to the Property prior to the Closing on account of such Casualty or Taking, as the case may be, and which had been previously approved by Buyer. Sellers agree to cooperate with Buyer in the obtaining by Buyer of casualty or condemnation proceeds.

15.          Remedies.

(A)
If Sellers default in their obligation to sell and convey the Membership Interests to Buyer pursuant to this Contract, Buyer’s sole and exclusive remedy shall be to elect one of the following: (a) to terminate this Contract (in which event the parties hereto shall have no further rights or obligations to one another except those which explicitly survive termination), or (b) to bring a suit for specific performance. Notwithstanding the foregoing, if Sellers willfully default in their obligation to sell and convey the Membership Interests to Buyer pursuant to this Contract and the remedy of specific performance as provided in clause (b) above is not available to Buyer because Sellers have sold or conveyed the Membership Interests to another party, or the Company has sold or conveyed the Property to another party, then Buyer’s sole remedy shall be to proceed pursuant to clause (a) above and Buyer may recover from Sellers the actual out-of-pocket expenses incurred by Buyer in connection with the transaction described in this Contract, including, without limitation, expenses paid (A) to Buyer’s attorneys in connection with the negotiation of this Contract and matters related thereto, (B) to any prospective lender as an application or commitment fee, (C) to CB Richard Ellis and Cushman & Wakefield for the Appraisals, and (D) to unrelated and unaffiliated third party consultants in connection with the performance of examinations, inspections and/or investigations pursuant to this Contract. If specific performance is not available as described in the immediately preceding sentence, Sellers shall pay to Buyer all actual expenses, including reasonable attorneys’ fees actually incurred, incurred by Buyer in such specific performance action, and such expenses shall not be included as an expense of Buyer in determining Sellers’ liability to Buyer in the event specific performance is not an available remedy as set forth in this Section 15(A).

(B)
If Buyer defaults in its obligation to acquire the Membership Interests from Sellers pursuant to this Contract, Sellers’ sole and exclusive remedy shall be to elect one of the following: (a) to terminate this Contract (in which event the parties hereto shall have no further rights or obligations to one another except those which explicitly survive termination), or (b) to bring a suit for specific performance. Notwithstanding the foregoing, if Buyer willfully defaults in its obligation to acquire the Membership Interests from Sellers pursuant to this Contract and the remedy of specific performance as provided in clause (b) above is not available to Sellers, then Sellers’ sole remedy shall be to proceed pursuant to clause (a) above and Sellers may recover from Buyer the actual out-of-pocket expenses incurred by Sellers in connection with the transaction described in this Contract, including, without limitation, expenses paid to Sellers’ attorneys in connection with the negotiation of this Contract and matters related thereto. If specific performance is not available as described in the immediately preceding sentence, Buyer shall pay to Sellers all actual expenses, including reasonable attorneys’ fees actually incurred, incurred by Sellers in such specific performance action, and such expenses shall not be included as an expense of Sellers in determining Buyer’s liability to Sellers in the event specific performance is not an available remedy as set forth in this Section 15(B).

(C)
In the event either Buyer or Sellers retains the services of an attorney for the purpose of enforcing the obligations of the other party to this contract, the prevailing party shall be entitled to recover from the other its reasonable attorneys’ fees and court costs actually incurred.

16.          Brokers.

(A)
Sellers warrant to Buyer that Sellers have not dealt with any broker, salesperson or finder with respect to this Contract or the transactions contemplated herein. Sellers shall indemnify, protect, defend and hold Buyer harmless from and against all claims, losses, costs, expenses and damages (including reasonable attorneys’ fees and costs actually incurred) resulting from a breach of the foregoing warranty.

(B)
Buyer warrants to Sellers that Buyer has not dealt with any broker, salesperson or finder with respect to this Contract or the transactions contemplated herein. Buyer shall indemnify, protect, defend and hold Sellers harmless from and against all claims, losses, costs, expenses and damages (including reasonable attorneys’ fees and costs actually incurred) resulting from a breach of the foregoing warranty.

(C)	Notwithstanding any provision of this Contract to the contrary, the obligations of the parties under this Section 16 shall survive the Closing or any termination of this Contract.

17.          Miscellaneous.

(A)
Modifications: Waiver. Except with respect to an express, unilateral right of termination contained in another provision of this Contract, no waiver, modification, amendment, discharge, termination or change of this Contract shall be valid unless the same is in writing and signed by the party against whom the enforcement of such waiver, modification, amendment, discharge, termination or change is sought.

(B)
Entire Contract. This Contract constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous oral Contracts, understandings, representations and statements, and all prior written Contracts, understandings, representations, statements, letters of intent and summaries of terms are merged into this Contract.

(C)	Notices. Any notice, demand or request which may be permitted, required or desired to be given in connection herewith shall be given in writing and directed to Sellers and Buyer as follows:

If intended for Sellers:

Oxford Summit Partners LLC
c/o Oxford Properties
One Overton Park
3625 Cumberland Boulevard, Suite 500
Atlanta, Georgia 30339
Attention: Daniel Faulk
Facsimile: 770-818-4051

and with a copy to:

Steven L. Kennedy, Esq.
Seyfarth Shaw LLP
1075 Peachtree Street, NE
Suite 2500
Atlanta, GA 30309-3962
Facsimile: 404-892-7056

If intended for Buyer:

Preferred Apartment Communities, Inc.
One Overton Park
3625 Cumberland Boulevard, Suite 430
Atlanta, Georgia 30339
Attention: John A. Isakson
Facsimile: 678-589-7771

and with a copy to:

Leonard A. Silverstein, Esq.
Executive Vice President, General Counsel and Secretary
Preferred Apartment Communities, Inc.
One Overton Park
3625 Cumberland Boulevard
Suite 400
Atlanta, GA 30339
Facsimile: 770-818-4105

or at such other address or to such other party which any party entitled to receive notice hereunder designates to the other in writing from time to time in accordance with this Section 17(C). Notices shall be sent by certified or U.S. Express Mail, on a return receipt requested basis, or overnight courier, or hand delivery, or PDF via electronic transmission, or telecopy (with receipt confirmed by the sender’s fax machine), and shall be deemed delivered on the earlier to occur of: (i) actual receipt; (ii) three (3) business days after mailing for notices sent by mail; (iii) one (1) business day after shipping for notices sent by U.S. Express Mail or overnight courier; or (iv) confirmation of telecopy transmission by sender’s fax machine (provided such confirmation indicates successful transmission or all pages prior to 5:00 P.M., local time of recipient’s fax machine [as indicated by the addresses for the Buyer and Sellers listed in this Section 17(C)] on a business day, or if after such time or on a day other than a business day, such notice shall be effective as of the next business day). If delivery is refused or delayed by the addressee, notices shall be deemed delivered on the date of refusal, in the case of refused delivery, or on the date specified in (i), (ii), (iii) or (iv) above, in the case of delay by the addressee.

(D)	Governing Law. The validity, meaning and effect of this Contract shall be determined in accordance with and governed by the laws of the State of Georgia.

(E)
Counterparts. This Contract may be executed in two or more counterparts, and so long as each party has signed at least one counterpart, each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

(F)
Interpretation. This Contract shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Sellers and Buyer have contributed substantially and materially to the preparation of this Contract. The captions in this Contract are inserted for convenience and reference only and shall in no way affect, define, describe or limit the scope or intent of this Contract or any of the provisions hereof.

(G)
Assignability. Prior to Closing, Buyer shall have the right, upon written notice to Sellers, to assign or transfer all of Buyer’s rights, obligations and interests under this Contract to one or more entities, provided that any such entities, or entity is/are directly or indirectly controlled by Buyer.

(H)
Binding Effect. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns, and each reference herein to “Sellers” or “Buyer” shall be deemed to include their respective legal representatives, successors, and permitted assigns.

(I)	Time of Essence. Sellers and Buyer agree that time shall be of the essence of this Contract.

(J)
Invalid Provisions. In the event any term or provision of this Contract shall be held illegal, unenforceable or inoperative as a matter of law, the remaining terms and provisions of this Contract shall not be affected thereby, but each such remaining term and provision shall be valid and shall remain in full force and effect, unless the intent of the parties hereunder cannot reasonably be accomplished under the resulting Contract.

(K)
Business Days. If any date herein set forth for the performance of any obligations by Sellers or Buyer or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next day which is not a Saturday, Sunday or legal holiday. As used herein, the term “legal holiday” means any state or federal holiday for which financial institutions or post offices are generally closed in the State in which the Property is located. As used herein, the term “business day” shall refer to all days which are not Saturdays, Sundays, or legal holidays.

(L)
Effective Date. The “Effective Date” of this Contract shall be the last date on which each of the Sellers and Buyer has signed the Contract as indicated by the dates appearing after Sellers’s and Buyer’s signatures.

18.          Confidentiality.

Buyer and Sellers, for the benefit of each other, hereby agree that between the Effective Date and the Closing Date, they will not release or cause or permit to be released any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Contract or the transactions contemplated herein, without first obtaining the written consent of the other party hereto. It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of the transactions contemplated in this Contract, subject to the terms of this Section 18, with any of its attorneys, accountants, potential investors, professional consultants or potential lenders, as the case may be, or prevent either party hereto from complying with any laws applicable to such party, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.

19.          Audited Financial Statements.

Sellers hereby agrees to reasonably cooperate (at no third party cost to Sellers) with Buyer during the term of this Contract in the preparation by Buyer and its advisors, at Buyer’s sole cost and expense, of audited financial statements of the Property for calendar years 2009 and 2010 year-to-date, including current and historical operating statements and information regarding the Property.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Contract of Purchase and Sale as of the date first written above.

SELLERS:

OXFORD SUMMIT DEVELOPMENT, LLC

By:	/s/ W. Daniel Faulk, Jr.

Name:	W. Daniel Faulk, Jr.

Title:	Manager

WILLIAMS REALTY FUND I, LLC

By:	Williams Realty Fund Manager I, LLC, its Manager

By:	Williams Realty Advisors, LLC, its Manager

By:

Name:

Title:

Date of Execution:

BUYER:

PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation

By:

Name:

Title:

Date of Execution:

IN WITNESS WHEREOF, the parties hereto have executed this Contract of Purchase and Sale as of the date first written above.

SELLERS:

OXFORD SUMMIT DEVELOPMENT, LLC

By:

Name:

Title:

WILLIAMS REALTY FUND I, LLC

By:	Williams Realty Fund Manager I, LLC, its Manager

By:	Williams Realty Advisors, LLC, its Manager

By:	/s/ John A. Williams
John A. Williams, Jr., its President and Chief Operating Officer

Date of Execution:	9/29/10

BUYER:

PREFERRED APARTMENT COMMUNITIES, INC., a Maryland corporation

By:	/s/ John A. Williams
John A. Williams, its President and Chief Executive Officer

Date of Execution:	9/29/10

EXHIBIT “A”

LAND

EXHIBIT A

TRACT 1

All that tract of land lying in the County of Forsyth, State of Georgia, shown and designated as Tract 1 comprising 19.14 acres, as shown on that certain plat entitled “SUBDIVISION PLAT FOR ORBY GROUP, LLC”, dated July 5, 2005, prepared by Planners and Engineers Collaborative, signed, sealed and certified by William H. Kelly, Jr., recorded of even date herewith.

Being more particularly described on that certain ALTA/ACSM Land Title Survey for Oxford Summit Partners, LLC, Wachovia Bank, N.A. and Chicago Title Insurance Company, prepared by Planners and Engineers Collaborative, signed, sealed and certified by William H. Kelly, Jr., Georgia Registered Land Surveyor No. 2489, dated July 15, 2005, last revised July 25, 2005 as follows:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 597 and 598 of the 2nd District 1st Section of Forsyth County, Georgia and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, commence at a Iron Pin Found (l-l/2”Rod) at the Land Lot Corner common to Land Lots 597, 598, 627, 628; thence along the Land Lot Line common to Land Lots 598 and 627 South 89 degrees 20 minutes 11 seconds West a distance of 299.29 feet to a point on the Southerly right-of-way line of Proposed Forsyth Connector (100’ R/W); thence continuing along said Land Lot Line South 89 degrees 20 minutes 11 seconds West a distance of 142.46 feet to a point on the Northerly right-of-way line of Proposed Forsyth Connector and the TRUE POINT OF BEGINNING, from the TRUE POINT OF BEGINNING as thus established; thence continue along said Land Lot line South 89 degrees 20 minutes 11 seconds West distance of 1,220.72 feet to a point on the Southerly right-of-way line of GA Hwy 400 (Variable R/W); thence leaving said Land Lot Line and continuing along said right-of-way line the following courses and distances: North 54 degrees 20 minutes 50 seconds East a distance of 1,010.13 feet to a point; thence North 46 degrees 40 minutes 45 seconds East a distance of 305.82 feet to a Concrete Monument Found; thence North 57 degrees 26 minutes 37 seconds East a distance of 210.01 feet to a Concrete Monument Found; thence North 47 degrees 28 minutes 00 seconds East a distance of 57.00 feet to a point in the centerline of creek, said point being referred to as Point “E” (the commencement point on a traverse line); thence following the centerline of said creek and the meanderings thereof 712 feet more or less to a point located at the intersection of the centerline of creek and the Northerly right-of-way Line of Forsyth Connector (100’ R/W) said point being referred to as Point “C” (the terminus of said traverse line); said traverse line from Point “E” to Point “C” having the following courses and distances: South 78 degrees 05 minutes 11 seconds East a distance of 361.64 to a traverse point, said point being referred to as Point “D”; thence South 19 degrees 30 minutes 37 seconds East a distance of 361.42 feet to a traverse point, said point being the termination of said traverse line and Point “C”; thence leaving the centerline of said creek and continuing along said right-of-way line South 44 degrees 45 minutes 12 seconds West a distance of 601.44 feet to a point; thence along the Northerly right-of-way line of Proposed Forsyth Connector South 44 degrees 45 minutes 12 seconds West a distance of 131.76 feet to a point; and the TRUE POINT OF BEGINNING.

EXHIBIT “B”

TANGIBLE PERSONAL PROPERTY

PHYSICAL INSPECTION

FIXED ASSET INVENTORY

The following pages list items found in the Leasing Center, Employee Break Room, Business Center, Fitness Center, Pool Area, Model Unit(s), and Maintenance Shop. The items were viewed by an authorized member of the inspection team and logged for inventory purposes.

PHYSICAL INSPECTION

Room / Area	Clubhouse
Front Entry Porch
2	Teak Bench
Foyer
1	Bookshelf Desk
1	Avery Desk Chair
1	5’x8’ Rug
2	Morris Guest Chair
1	Lamp Table
1	Floor Lamp
Clubroom
1	Leasing Desk
1	Phone
1	Computer
1	Computer Chair
1	10’x12’ Rug
1	Sofa
1	Roman Console Table
1	Timber Nesting Table
1	Lamp Table
1	Cocktail Table
4	Arlington Side Chair
1	End Table
1	Pasta Table
1	Aubrey Cart w/Glass (Tea Cart)
1	Annie Lounge Chair
1	Round Bistro Table
4	Counter Stool
13	Cushions

PHYSICAL INSPECTION

Room / Area	Offices / Work Room
4	4-Drawer Lateral File Cabinet – Metal
6	Side Chair
6	Cushion for Chair
4	Task Chair
2	Leasing Desk with Return
2	U-Desk
2	Bridge
2	U-Credenza
4	2-Drawer Lateral File Cabinet
1	Bookcase Organizer
4	Wood Keyboard Tray
Back Porch
4	Club Chair
2	End Table
Business Center
2	Task Chair
3	Dell Hard Drive
2	Monitor
1	Brother MFC7220 Copy/Fax/Printer
2	Chair
Kitchen
1	Table
4	Chair
Powder Room
1	Wall Cabinet
Lamps
4	Office Desk Lamp
1	Entry Desk Lamp
2	Clubroom Table Lamp
1	Entry Table Lamp

PHYSICAL INSPECTION

Room / Area	Laundry Room
5	Whirlpool Washing Machine
6	Dryer
1	Audiovox TV
2	Chair
1	Table

Room / Area	Fitness Center
1	Diamondback Pedal Machine
2	Treadmill
1	Cardio Machine
1	Quantum Leg Curl Machine
1	Quantum Vertical Press
1	Quantum Hi-Lat/Mid Row Machine
1	Body Power Pecs Stand
1	Body Power Free Weight Chair
3	5lb Free Weight
4	8lb Free Weight
4	10lb Free Weight
2	12lb Free Weight
4	15lb Free Weight
4	20lb Free Weight
4	25lb Free Weight
2	30lb Free Weight
4	35lb Free Weight
2	40lb Free Weight
1	Free Weight Stand
2	Audiovox Flat Screen TV (1 is not working)
1	Water Fountain (in storage)

PHYSICAL INSPECTION

Room / Area	Pool
22	Dining Chair
7	Sand Chair (in shop)
4	Umbrella with Umbrella Base
5	Table
12	Round End Table
10	Smoker’s Post
5	Trash/Ash Receptacles
37	Lounge Chair

Room / Area	Model: Apt # 4149
Dining Room
1	Mirror
2	Saddle Stool
1	Kitchen Island Table – Extend Side Top 6”
Living Room
1	Armoire
1	End Table
1	Buffett/Sofa Table
1	Cocktail Table
1	Sofa
1	Chair
1	Cushion
2	Bar Stool
Bedroom
1	Queen Bed with Mattress & Box Spring
1	Night Stand
1	Chest
1	Mirror
1	Dresser
1	Chair

PHYSICAL INSPECTION

Room / Area	Model: Apt # 4149 (continued)
Miscellaneous Furnishings
Accessories
Artwork
Drapery/Bedspreads/Pillows
Decorative Finishes
Lamps
Silk Plants

Room / Area	Model: Apt # 5719
Dining Room
1	Maxwell Shelf
1	Table
4	Chair
Living Room
2	Bar Stool
1	Armless Loveseat
1	RAF Sectional with Corner
1	Harper Chair
1	Room Divider Screen
1	Coffee Table
1	Side Table
1	28” Pedestal
1	Computer Chair
1	Maxwell Plasma
Bedroom One
1	California King Box & Mattress
1	California King Headboard
1	Foot Board
1	Rails
1	Ten Drawer Bureau
1	Three Drawer Night Stand

PHYSICAL INSPECTION

Room / Area	Model: Apt # 5719 (continued)
Bedroom One (continued)
1	Decorative Mirror
1	Taylor Console Table
1	Metro Lounge Chair
1	Recovered Metro Lounge Chair
1	Side Table
Bedroom Two
1	5/0 Bed Set: Box, Mattress & Frame
2	Ottoman
1	Mirrored Night Stand
1	Writing Desk
1	Travelling Chair
1	Drawer Chest
1	5/0 Headboard
Lamps
1	Computer Area Lamp
2	Living Room Lamp
3	Bedroom One Lamp
3	Bedroom Two Lamp
Art
1	Living Room Sunburst Mirror
1	Man & Woman Wall Panel – Living Room
1	PWDR Art
1	Bath 2 Art
1	Stairwell Mirror
1	Bedroom 2 Mirror
2	Stairwell Art
1	Bedroom 2 Art set of 3	`
1	Bedroom 1 Art
1	Bedroom 1 & Bath 1 set of 7
1	Bedroom 2 Art

PHYSICAL INSPECTION

Room / Area	Model: Apt # 5719 (continued)
Miscellaneous Furnishings
Accessories Throughout
Silk Plants & Floral Arrangements

Room / Area	Model: Apt # 4008
Dining Room
1	Table
4	Chair
1	Server
Living Room
2	Bookcase
1	Armoire
2	End Table
1	Cocktail Table
1	Sofa
1	Chair
1	Cushion
2	Bar Stool
Bedroom One
1	Queen Headboard
1	Queen Frame, Mattress & Box
1	Night Stand
1	Dresser
1	Mirror
1	Bedside Skirted Table
Bedroom Two
1	Queen Headboard
1	Queen Frame, Mattress & Box
1	Night Stand
1	Dresser

PHYSICAL INSPECTION

Room / Area	Model: Apt # 4008 (continued)
Bedroom Two (continued)
1	Mirror
1	Bed Table
1	Chair
1	Cushion
Miscellaneous Furnishings
Accessories Throughout
Artwork
Drapery/Bedspreads/Pillows
Decorative Finishes
Lamps
Silk Plants

Room / Area	Maintenance Shop
1	Dolly
1	Appliance Dolly
1	8’ Step Ladder
1	Echo Back Blower
1	Carpet Blower
1	Ozone Machine
1	Pressure Washer with 200 ft. Hose
1	Ridgid Wet Vac
1	Jump Boost
1	Orec Vacuum
1	300 ft. Water Hose
1	6ft. Step Ladder
1	40’ Ladder
1	Stinger 2 Gallon Wet/Dry Vac
2	Nitrogen Tanks
2	Oxygen Tanks

PHYSICAL INSPECTION

Room / Area	Maintenance Shop
2	Acetylene Tanks
1	Torch
1	Mop Bucket
2	3’ Ladder
1	Recovery Tank
1	Inficon Leak Detector
1	Inficon Recovery Machine
1	JB Vacuum Pump
1	Ridgid ¼” Snake
1	Speedway 3/8” Sewer Machine
1	Inficon Scales
1	Desk
1	Chair
1	Deck Washer

EXHIBIT “C”

CONTRACTS

OXFORD SUMMIT

VENDOR CONTRACTS/PRICING

VENDOR	SERVICE PROVIDED	CONTRACT AMOUNT	CONTRACT BEGIN	CONTRACT END	TERMS OF CANCELLATION	TERMS OF AGREEMENT

AFFORDABLE FIRE PROTECTION	Life/Saftey Alarm Moniroing	$600	2/15/2007	2/15/2008	30 days written notice prior to end of the current term	1 year agreement with auto renewal of 1 year pending a 30 day written notice. Provider has the option to increase the price annually at renewal

APARTMENTRATINGS.COM	Ability to post responses to activity on website ApartemntRatings.com	$100 one-time setup fee and $180 annual subsciption fee	6/30/2010	6/30/2011	30 days written notice prior to end of the current term	1 year agreement with auto renewal of 1 year pending a 30 day written notice. This is a master agreement with Williams Residential

AUM	Water meter reading and billing of tenants for water/sewer and trash	$1.60 p/mo per occuppied unit. Also includes a move in fee of $8 p/unit	3/29/2007	3/29/2009	30 day written notice	2 years

KEYTRAC	Maintenance services for the property key management system	$98.60	1/3/2007	1/3/2013	45 Day Notice prior to the expiration of the extension term-
Contract has automatically renewed for an additional 3 years effective January 3, 2010.Contract must be transferred with the sell of the property.  The transfer fee is $200.00. Notice of transfer must be sent certified mail 3 yr service agreement paid monthly. Excludes repairs caused by customer negligance, failure to perform recommended user maintenance, and acts of God (including flood or lightning strike)

APARTMENT MEDIA WORKS, LLC	Cable		8/26/2006	3/26/2017	90 day written notice prior to the expiration date or contract will auto renew on a year to year basis.	10 years six months from date of execution.

REACH LOCAL	Internet optimization	$850	8/17/2008	8/17/2009	30 day written notice	12 Months

QUENCH	Water	$50	10/1/2006	9/30/2007	30 day written notice	12 Months - Auto renewal annually

APARTMENT GUIDE	Print Media	$999	10/1/2010	4/30/2011	No cancellation clause	6 Month Agreeement

VENDOR	SERVICE PROVIDED	CONTRACT AMOUNT	CONTRACT BEGIN	CONTRACT END	TERMS OF CANCELLATION	TERMS OF AGREEMENT

NORTHWEST EXTERMINATING	Termite Bond	$5,850 (Annually)	2/1/2009	2/10/2010	No cancellation clause-transferable to new purchaser	1 Year Agreement with option for four additional years

FULTON COMMUNICATIONS	Phone Waranty	$500 (Annually)	9/22/2009	9/22/2010	No terms provided	No terms provided

CALL MAX	Voice Mail	$119	9/29/2008	9/28/2009	30 day written notice	12 Months

OLYMPUS MEDIA	Billboard	$1,740	9/19/2007	9/19/2008	60 day written notice	12 Months

RELOCATION REALTY, INC	Locator		4/30/2008		30 day written notice	50% of full month's market rent on 6 or 12 month lease

PARK LANDSCAPE	Landscape	$46,991 (Annually)	4/20/2010		No terms provided	12 Months Monthly Landscape Maintenance/Flowers and Pine Straw

COLT SECURITY	Alarm Service-Models	$27/$24	11/23/2006	11/22/2007	30 day written notice	12 Months

RENT.COM	Internet advertising		7/24/2008		30 day written notice	Ongoing-$309 charged for reported lease.

APARTMENTS.COM	Internet advertising	$2280	7/2/2007	7/2/2008	30 day written notice	12 Months

CWS	Waste Removal	Varies	7/1/2007	6/30/2008	90 day written notice prior to the expiration date	Contract will auto renew on a year to year basis if notice not provided within 90 days of expiration

ATLANTA PEST CONTROL, INC.	Pest Control	$327.75	7/3/2007	7/3/2008	30 day written notice	Auto renewal annually

EXHIBIT “D”

RENT ROLL

SSI410	Rent Roll Report	Page: 1
35-700	RAM Partners, LLC.	12/2010
Select: 09/30/10	Oxford Summit	12/11/10
	September 30, 2010	9:22

											Actual		Lease
			Apt.		R		Market		Lease	Gross	Potential	M/I Date	Expires	Sec/Other	Ending
Apt.	ID	Type	Status	Names	S	Sq.Ft.	Rent	Code	Charges	Possible	Charges	M/O Date	Term	Deposit	Balance

01 - 4001		2B-TH	OC	Gina Delong	C	1,093	1,045.00	RENT	1,030.00	1,030.00	1,030.00	07/23/10	08/31/11	0.00	0.00
	3		N	Donovan Delong				CONC	-80.00					0.00
				Logan Delong				Total:	950.00

01 - 4002		2B-TH	OC	David Clugsten	C	1,093	1,030.00	RENT	1,030.00	1,030.00	1,030.00	09/17/10	09/30/11	0.00	1,008.81
	5		N					CONC	-60.00				12	0.00
								Total:	970.00

01 - 4003		2B-TH	VA	VACANCY		1,093	1,005.00			1,005.00
			N

01 - 4004		2B-TH	OC	Dave Tanner	C	1,093	1,030.00	RENT	1,030.00	1,030.00	1,030.00	09/30/10	03/31/11	0.00	0.00
	5		N					CONC	-105.00					0.00
								Total:	925.00

01 - 4005		2B-TH	OC	Anthony Roark	C	1,093	1,030.00	RENT	1,030.00	1,030.00	1,011.39	07/19/09	01/31/11	450.00	19.96
	5		N					Total:	1,030.00				6	0.00

01 - 4006		2B-TH	OC	Blake Atkins	C	1,093	1,030.00	RENT	1,030.00	1,030.00	645.00	05/01/09	11/30/10	0.00	0.00
	4		N					CONC	-130.00				6	0.00
								Total:	900.00

01 - 4007		2B-TH	OC	Oscar Orellana	C	1,093	1,030.00	RENT	1,030.00	1,030.00	1,030.00	09/05/09	09/30/10	865.00	0.00
	5		N	Monica Orellana				Total:	1,030.00				12	0.00
				Oscar Orellana Jr.

01 - 4008		2B-TH	OC	Model 2x2	C	1,093	1,045.00	MODEL	45.00	1,045.00	1,045.00	04/18/07	05/31/11	0.00	0.00
	1		M	00 000000000000000 0 Model 2x2				MODEL	1,000.00				25	0.00
				Model 2x2				Total:	1,045.00

02 - 4101		G1A	OC	Nancy Young	C	725	805.00	RENT	805.00	805.00	805.00	06/15/07	01/31/11	100.00	0.00
	1		N	George Young				CONC	-65.00				15	0.00
								Total:	740.00

02 - 4102		G1A	OC	Metro Atlanta Serenity House	C	725	820.00	RENT	820.00	820.00	820.00	07/15/10	08/31/11	0.00	775.58
	4		N					CONC	-95.00				12	0.00
								Total:	725.00

02 - 4103		G1C	OC	Rachel Banks	C	850	865.00	RENT	865.00	865.00	865.00	06/04/10	06/30/11	400.00	0.00
	3		N					CONC	-100.00				12	0.00
								Total:	765.00

02 - 4104		G1A	OC	Metro Atlanta Serenity House	C	725	820.00	RENT	820.00	820.00	483.71	09/07/10	03/31/11	0.00	382.92
	6		N	Susan Brumbelow				CONC	-125.00				7 0.00
								Total:	695.00

02 - 4104		G1A	OC	Ashok Patel	L	725	820.00			0.00	0.00	05/31/11	0.00	0.00
	7		N										6	0.00

02 - 4105		G1A	OC	Abigail Myers	C	725	805.00	RENT	805.00	805.00	805.00	04/23/10	04/30/11	100.00	0.00
	4		N					CONC	-155.00				12	100.00
								Total:	650.00

02 - 4106		G1A	OC	Brad Gibson	C	725	820.00	RENT	820.00	820.00	870.00	07/31/08	02/28/11	100.00	930.91
	3		N					CONC	-50.00				12	150.00
								Total:	770.00

02 - 4107		G1C	OC	Lindsay Nichols	C	850	865.00	RENT	865.00	865.00	865.00	07/15/09	10/14/11	0.00	0.00
	2		N					CONC	-90.00				12	0.00
								Total:	775.00

02 - 4108		G1C	OC	Tara Wright	C	850	865.00	RENT	865.00	865.00	865.00	06/26/09	06/30/11	0.00	7.03
	2		N					CONC	-105.00				12	0.00
								Total:	760.00

02 - 4109		G1A	OC	Jason Knight	C	725	820.00	RENT	820.00	820.00	820.00	04/25/10	01/31/11	0.00	0.00
	6		N					Total:	820.00				6	0.00

02 - 4110		G1A	OC	Tiffany Shaw	C	725	805.00	RENT	805.00	805.00	805.00	07/28/07	09/30/11	0.00	0.00
	1		N					CONC	-60.00					0.00
								Total:	745.00

02 - 4111		G1A	OC	John Lively	C	725	820.00	RENT	820.00	820.00	820.00	11/25/09	02/24/11	0.00	0.00
	6		N					CONC	-140.00				15	0.00
								Total:	680.00

02 - 4112		G1C	OC	Mark L Walker	C	850	865.00	RENT	865.00	865.00	865.00	04/12/07	03/31/11	0.00	0.00
	1		N					CONC	-100.00				6	0.00
								Total:	765.00

02 - 4113		G1C	OC	Noelle L Catroneo	C	850	865.00	RENT	865.00	865.00	865.00	04/30/10	04/30/11	0.00	0.00
	3		N					CONC	-165.00				12	100.00
								Total:	700.00

02 - 4114		G1A	OC	Jeffrey A Ford	C	725	820.00	RENT	820.00	820.00	820.00	05/18/07	05/31/11	402.50	0.00
	1		N					CONC	-38.00				12	0.00
								Total:	782.00

02 - 4115		G1A	OC	ALEX COHEN	C	725	805.00	RENT	805.00	805.00	0.00	09/23/10	03/31/11	0.00	247.85
	5		N					CONC	-65.00			11/08/10	13	0.00
								Total:	740.00

02 - 4116		G1A	OC	Donald Schoenradt	C	725	820.00	RENT	820.00	820.00	820.00	04/30/07	04/30/11	0.00	0.00
	1		N					CONC	-85.00				12	0.00
								Total:	735.00

02 - 4117		G1C	OC	Jennifer Loumakis	C	850	865.00	RENT	865.00	865.00	865.00	05/29/10	05/31/11	0.00	3.00
	5		N					CONC	-150.00				12	0.00
								Total:	715.00

02 - 4118		G1C	VL	Stuart Cohen	L	850	865.00			0.00	613.87	12/10/10	09/30/11	0.00	539.35
	5		N											0.00

02 - 4118		G1C	VL	VACANCY		850	865.00			865.00
			N

02 - 4119		G2A	OC	Sam Martin	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	04/24/09	06/30/11	764.00	0.00
	3		N	Charlotte Martin				CONC	-130.00				12	0.00
								Total:	880.00

02 - 4120		G2B	OC	James T Furnier	C	1,225	1,250.00	RENT	1,250.00	1,250.00	1,250.00	06/26/10	06/30/11	100.00	0.00
	4		N					CONC	-330.00					0.00
								Total:	920.00

02 - 4121		G2A	VL	EMANUEL CARPENTER	L	1,170	1,010.00			0.00	1,010.00	10/15/10	11/30/11	1,010.00	1,159.54
	6		N	SHEILA CARPENTER										0.00
				Forest Carpenter
				Hunter Carpenter

02 - 4121		G2A	VL	VACANCY		1,170	1,010.00			1,010.00
			N

02 - 4122		G2A	OC	Rebecca Cove	C	1,170	1,010.00	RENT	1,010.00	1,010.00	990.00	08/16/09	01/31/12	0.00	0.00
	4		N	Ashlyn Cone				CONC	-155.00				15	150.00
								Total:	855.00

02 - 4123		G2B	OC	Suzanne W Conner	C	1,225	1,250.00	RENT	1,250.00	1,250.00	1,250.00	09/30/07	12/31/10	0.00	0.00

	1		N					CONC	-110.00				12	0.00
								Total:	1,140.00

02 - 4124		G2A	OC	Kristy L Komuda	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	05/25/10	05/31/11	0.00	0.00
	3		N	Krzyszrtof Komuda				CONC	-190.00				13	0.00
								Total:	820.00

02 - 4125		G2A	VL	Ashley Colgrove	L	1,170	1,010.00			0.00	760.67	11/23/10	02/29/12	0.00	0.00
	6		N	Madelyn Colgrove										100.00

02 - 4125		G2A	VL	VACANCY		1,170	1,010.00			1,010.00
			N

02 - 4126		G2B	OC	Bert Barker	C	1,225	1,250.00	RENT	1,250.00	1,250.00	1,250.00	05/29/09	10/31/11	0.00	0.00
	1		N					CONC	-355.00				14	250.00
								Total:	895.00

02 - 4127		G2A	OC	Courtney L Clark	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	07/01/10	06/30/11	0.00	0.00
	3		N	Courtney A Bowen				CONC	-190.00					200.00
								Total:	820.00

02 - 4128		G2A	NL	Alfonso Geyne-Cruz	N	1,170	1,010.00	RENT	1,010.00	1,010.00	977.42	07/14/10	10/31/11	0.00	819.43
	4		N	Noa Geyne-Cruz				CONC	-210.00			12/01/10	16	0.00
								Total:	800.00

02 - 4128		G2A	NL	Gary McHapman	L	1,170	1,010.00			0.00	0.00		11/30/11	0.00	0.00
	5		N											0.00

02 - 4129		G2B	VL	Joann Flegal	L	1,225	1,250.00			0.00	1,022.83	11/24/10	08/31/11	0.00	0.00
	5		N											100.00

02 - 4129		G2B	VL	VACANCY		1,225	1,250.00			1,250.00
			N

02 - 4130		G2A	NL	Amy McCoy	N	1,170	1,010.00	RENT	1,010.00	1,010.00	0.00	08/29/08	09/28/10	0.00	0.00
	3		N	Guy McCoy				CONC	-80.00			10/31/10	13	0.00
				Gavin McCoy				Total:	930.00
				Smythe McCoy

02 - 4130		G2A	NL	Robert Teal	L	1,170	1,010.00			0.00	1,010.00	11/12/10	10/31/11	0.00	0.00
	4		N											0.00

02 - 4131		G2A	OC	Crystal Catoe	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	06/29/09	06/30/11	0.00	0.00
	4		N					CONC	-135.00				13	0.00
								Total:	875.00

02 - 4132		G2A	OC	Arturo Arreola	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	05/27/10	06/30/11	400.00	0.00
	5		N	Edgar Gonzalez				CONC	-210.00				13	0.00
								Total:	800.00

02 - 4133		G2A	OC	Jaime Engelhardt	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	12/15/08	01/14/11	0.00	74.15
	4		N					CONC	-170.00				12	0.00
								Total:	840.00

02 - 4134		G2A	OC	Philip W Lorenz	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	08/13/10	11/30/11	0.00	0.00
	3		N					CONC	-190.00				16	0.00
								Total:	820.00

02 - 4135		G2A	OC	Constance L Merkel	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	01/05/09	07/31/11	0.00	0.00
	3		N	Bruce J Merkel				CONC	-145.00				12	250.00
								Total:	865.00

02 - 4136		G2A	OC	Michael K Chapman	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	12/31/07	12/31/10	0.00	0.00
	1		N	Michael Vigilant				CONC	-123.00				12	0.00
								Total:	887.00

02 - 4137		G2A	OC	Mark O'Bryan	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	12/01/08	12/31/10	0.00	0.00
	2		N	Katry Lentz				CONC	-170.00				12	0.00
								Total:	840.00

02 - 4138		G2A	OC	Leroy W Holt	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	06/04/10	09/30/11	0.00	0.00
	3		N					CONC	-190.00				15	0.00
								Total:	820.00

02 - 4139		G2A	OC	Jon Nickey	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	08/18/10	08/31/11	0.00	0.00
	3		N					CONC	-190.00				12	0.00
								Total:	820.00

02 - 4140		G2A	OC	Michael Brice	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	07/13/10	07/31/11	0.00	0.00
	5		N	Deysi Brice				CONC	-115.00				13	0.00
				Michael Brice Jr				Total:	895.00

02 - 4141		G2A	OC	Carmen Garcia	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	10/31/09	01/30/11	0.00	0.00
	4		N					CONC	-155.00				15	0.00
								Total:	855.00

02 - 4142		G2A	OC	George Johnson	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	07/06/10	10/31/11	0.00	0.00
	4		N	Linda Johnson				CONC	-115.00					100.00
								Total:	895.00

02 - 4143		G2A	OC	Alfonso Cardona	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	09/15/09	09/30/11	400.00	48.23
	2		N	Elida Aguilar				CONC	-165.00				12	0.00
								Total:	845.00

02 - 4144		G2A	OC	Arnik Shah	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	07/26/09	08/31/11	0.00	0.00
	7		N	Parul Shah				CONC	-130.00				12	0.00
								Total:	880.00

02 - 4145		G1A	OC	Melissa Anepohl	C	725	820.00	RENT	820.00	820.00	820.00	02/26/10	03/31/11	0.00	0.00
	3		N					CONC	-120.00				14	0.00
								Total:	700.00

02 - 4146		G1A	OC	Harper Register	C	725	805.00	RENT	805.00	805.00	805.00	08/31/09	09/30/11	0.00	0.00
	4		N					CONC	-125.00				12	0.00
								Total:	680.00

02 - 4147		G2A	OC	Christine Johnson	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	09/10/10	09/30/11	400.00	0.00
	4		N	George R Johnson				CONC	-115.00				13	100.00
								Total:	895.00

02 - 4148		G2A	OC	Stephanie Eckert	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	08/06/10	11/30/11	0.00	50.11
	8		N	Taylor Gray Eckert				CONC	-190.00				16	100.00
								STORA	15.00
								Total:	835.00

02 - 4149		G1A	OC	Model 1X1	C	725	820.00	MODEL	805.00	805.00	805.00	04/18/07	05/31/11	0.00	0.00
	1		M					Total:	805.00					0.00

02 - 4150		G1A	OC	Chris Hale	C	725	805.00	RENT	805.00	805.00	805.00	12/06/08	02/28/11	0.00	0.00
	3		N					CONC	-130.00				12	0.00
								Total:	675.00

02 - 4151		G1A	OC	Anne Marie Barker	C	725	820.00	RENT	820.00	820.00	820.00	03/31/07	10/31/11	0.00	0.00
	1		N					CONC	-54.00				14	150.00
								CONC	-400.00
								Total:	366.00

02 - 4151		G1A	OC	Faith Fishburne	L	725	820.00			0.00	0.00		01/31/12	0.00	0.00
	2		N											0.00

02 - 4152		G2A	OC	Barbara Kotarba	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	08/07/09	03/31/11	0.00	0.00
	2		N	Richard Kotarba				CONC	-155.00				7	0.00
								Total:	855.00

02 - 4153		G2A	OC	Tracy Hunter	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	02/27/08	05/31/11	0.00	0.00
	2		N	Falon Kaiser				CONC	-100.00				12	100.00
								Total:	910.00

02 - 4154		G1A	OC	Metro Atlanta Serenity House	C	725	820.00	RENT	820.00	820.00	820.00	09/07/10	09/30/11	0.00	748.26
	4		N					CONC	-95.00				12	0.00
								Total:	725.00

02 - 4155		G1A	OC	Magaly Osorio	C	725	805.00	RENT	805.00	805.00	805.00	08/29/09	08/31/11	0.00	0.00
	4		N	Jairo Ospino				CONC	-105.00				12	0.00
								Total:	700.00

02 - 4156		G1A	OC	Andrew Leppert	C	725	820.00	RENT	820.00	820.00	820.00	09/21/10	06/30/11	0.00	0.00
	4		N					CONC	-45.00					0.00
								Total:	775.00

02 - 4157		G2A	OC	Philip W McAdams	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	05/12/10	06/30/11	820.00	48.23
	3		N	Victoria G McAdams				CONC	-190.00				13	0.00
								Total:	820.00

02 - 4158		G2A	OC	Armin Piric	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	05/29/10	06/30/11	0.00	0.00
	4		N	Nazifa Piric				CONC	-190.00				14	0.00
								Total:	820.00

02 - 4159		G1A	OC	Krystal Nguyen	C	725	820.00	RENT	820.00	820.00	820.00	05/06/10	05/31/11	650.00	0.00
	4		N	Ripley Lopresti				CONC	-170.00				12	0.00
								Total:	650.00

02 - 4160		G1A	OC	Alan Troutman	C	725	805.00	RENT	805.00	805.00	805.00	09/25/09	09/30/11	100.00	0.00
	7		N					Total:	805.00				12	0.00

02 - 4161		G1A	OC	Kelly M Kinser	C	725	820.00	RENT	820.00	820.00	820.00	04/19/10	07/31/11	0.00	0.00
	6		N					CONC	-170.00				15	200.00
								Total:	650.00

03 - 4201		2B-TH	OC	Ashley S Laury	C	1,093	1,020.00	RENT	1,020.00	1,020.00	1,020.00	08/06/10	08/31/11	0.00	0.00
	6		N	Juliana Laury				CONC	-70.00					0.00
								Total:	950.00

03 - 4202		2B-TH	OC	Christine Bochicchio	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	01/28/10	01/31/11	0.00	0.00
	3		N	Anthony Bochicchio				CONC	-155.00				12	0.00
				Gianna Bochicchio				Total:	850.00

03 - 4203		2B-TH	NA	Leigh Anne Pulcher	N	1,093	1,005.00	RENT	1,005.00	1,005.00	0.00	08/16/08	07/15/10	0.00	100.67
	3		N	Jenny Burnes				CONC	-65.00			10/14/10	10	0.00
				Cortney April Pulcher				Total:	940.00

03 - 4204		2B-TH	OC	David Logan	C	1,093	1,030.00	RENT	165.00	1,030.00	1,030.00	07/24/10	07/31/11	0.00	0.00
	7		N					COURT	865.00				12	0.00
								Total:	1,030.00

03 - 4205		2B-TH	OC	Bettina Scurlock	C	1,093	1,030.00	RENT	1,030.00	1,030.00	1,030.00	12/12/08	01/31/11	500.00	5.83
	5		N					CONC	-155.00				12	250.00
								Total:	875.00

03 - 4206		2B-TH	OC	Debra Heatherly	C	1,093	1,045.00	RENT	1,045.00	1,045.00	1,045.00	05/28/10	08/31/11	0.00	0.00
	6		N					CONC	-155.00				15	100.00
								Total:	890.00

04 - 4301		2B-TH	OC	Narayanan P Sivaraman	C	1,093	1,020.00	RENT	1,020.00	1,020.00	1,020.00	12/22/06	07/31/11	150.00	20.00
	1		N	Priyadarshini Subramaniam				CONC	-45.00				8	0.00
								Total:	975.00

04 - 4302		2B-TH	OC	Michelle Gaffney	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	06/15/10	07/31/11	0.00	32.62
	2		N	Ryan Abbe				CONC	-155.00				14	0.00
								Total:	850.00

04 - 4303		2B-TH	OC	Christina Sinclair	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	03/24/10	03/31/11	200.00	0.00
	4		N	Tristan Wiggins				PETRE	10.00				12	100.00
								CONC	-125.00
								Total:	890.00

04 - 4304		2B-TH	OC	Brooke Lee	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,110.00	01/30/09	01/31/11	0.00	1,135.83
	3		N	Chase Lee				CONC	-105.00				13	0.00
								Total:	900.00

04 - 4305		2B-TH	OC	Jeffrey M Grygielko	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	08/06/10	08/31/11	0.00	0.00
	5		N	Malyn Grygielko				CONC	-56.00				14	0.00
								Total:	949.00

04 - 4306		2B-TH	OC	Charly Hollier	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	11/14/09	11/30/11	0.00	0.00
	6		N	Brittany Hollier				CONC	-155.00				12	0.00
								Total:	850.00

04 - 4307		2B-TH	OC	Mike Beckman	C	1,093	1,005.00	RENT	1,005.00	1,005.00	952.58	09/19/09	12/18/10	0.00	0.00
	3		N					CONC	-125.00				15	0.00
								Total:	880.00

04 - 4308		2B-TH	OC	Jeffrey T Holland	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	04/15/10	05/31/11	0.00	0.00
	7		N					CONC	-95.00				14	0.00
								Total:	910.00

04 - 4309		2B-TH	OC	Daniel Mandell	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	08/14/10	09/30/11	0.00	0.00
	9		N	Dylan Mandell				CONC	-20.00					0.00
								Total:	985.00

04 - 4310		2B-TH	OC	Shane Dinsmore	C	1,093	1,020.00	RENT	1,020.00	1,020.00	1,050.00	06/05/10	12/31/10	0.00	1,142.44
	4		N	Donald Dinsmore				CONC	-30.00				6	0.00
				Conner Dinsmore				Total:	990.00

05 - 4401		2C-TH	OC	Debra Sheehan	C	1,152	1,035.00	RENT	1,035.00	1,035.00	1,035.00	11/07/08	01/31/11	0.00	0.00
	5		N	Taylor Sheehan				CONC	-165.00				12	0.00
								Total:	870.00

05 - 4402		2C-TH	OC	Arlene Schaper	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	07/20/09	01/31/11	400.00	0.00
	4		N					Total:	1,020.00				6	150.00

05 - 4403		2C-TH	OC	Anthony Westmoreland	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	04/25/08	04/30/11	0.00	0.00
	2		N					Total:	1,020.00				6	0.00

05 - 4404		2C-TH	OC	Angela Taylor	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	09/01/10	02/28/11	0.00	0.00
	4		N	Chris Taylor				Total:	1,020.00					0.00
				Sage Taylor

05 - 4405		2C-TH	OC	Casey J Flanagan	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	09/30/10	09/30/11	0.00	0.00
	4		N	Jeff Broughton				CONC	-40.00					0.00
								Total:	980.00

05 - 4406		2C-TH	OC	Brent Dowd	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	07/20/08	07/31/11	100.00	0.00
	3		N	Cassidy Dowd				CONC	-60.00				12	150.00
								Total:	960.00

05 - 4407		2C-TH	OC	JEREMIAH CAUTHORN	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	09/23/10	09/30/11	0.00	0.00
	5		N	KELLY CAUTHORN				CONC	-20.00				12	100.00
								Total:	1,000.00

05 - 4408		2C-TH	OC	Andrea Gibbs	C	1,152	1,035.00	RENT	1,035.00	1,035.00	1,035.00	02/28/09	02/28/11	0.00	85.25
	5		N	Benny Kruke				CONC	-170.00				12	150.00
								Total:	865.00

06 - 4501		1A-TH	OC	Melvin Job	C	768	850.00	RENT	850.00	850.00	850.00	04/24/10	05/31/11	100.00	0.00
	5		N					CONC	-200.00				13	0.00
								Total:	650.00

06 - 4502		1A-TH	OC	Donna S Gopaul	C	768	835.00	RENT	835.00	835.00	835.00	05/31/08	05/31/11	0.00	0.00
	3		N					CONC	-25.00				12	0.00
								Total:	810.00

06 - 4503		1A-TH	OC	Brittney Caviness	C	768	835.00	RENT	835.00	835.00	835.00	06/08/10	06/30/11	0.00	0.00
	5		N					CONC	-75.00				12	0.00
								Total:	760.00

06 - 4504		1A-TH	OC	Freda Wheeler	C	768	835.00	RENT	835.00	835.00	835.00	07/09/10	10/31/11	0.00	0.00
	8		N					CONC	-135.00				12	0.00
								Total:	700.00

06 - 4505		1A-TH	OC	Justin Dozier	C	768	835.00	RENT	835.00	835.00	835.00	06/12/10	06/30/11	0.00	0.00
	5		N					CONC	-165.00				12	0.00
								Total:	670.00

06 - 4506		1A-TH	OC	Ryan Goodrich	C	768	850.00	RENT	850.00	850.00	850.00	03/15/10	04/30/11	0.00	9.21
	5		N	Monica Giraldo Clavijo				CONC	-155.00				13	0.00
								STORA	15.00
								Total:	710.00

06 - 4507		2D-TH	OC	Derek Goeckeritz	C	1,155	1,045.00	RENT	1,045.00	1,045.00	1,045.00	02/13/10	02/28/11	0.00	0.00
	5		N	Maria Cristina Goeckeritz				CONC	-140.00				13	100.00
								Total:	905.00

06 - 4508		2D-TH	OC	Jolene McKay	C	1,155	1,030.00	RENT	1,030.00	1,030.00	1,030.00	05/22/10	05/31/11	0.00	0.00
	4		N	Taylor McKay				CONC	-195.00				12	100.00
				Cassidy Mckay				Total:	835.00

06 - 4509		2D-TH	OC	Sreymoun Stinson	C	1,155	1,045.00	RENT	1,045.00	1,045.00	1,045.00	05/22/10	08/31/11	0.00	0.00
	4		N	Daniel Stinson				CONC	-205.00				15	0.00
				Abigail Stinson				Total:	840.00

07 - 4601		2D-TH	OC	Jonathan F Smithgall	C	1,155	1,045.00	RENT	1,045.00	1,045.00	1,045.00	02/24/07	03/31/11	0.00	48.23
	1		N					GARAG	100.00				9	150.00
								CONC	-65.00
								Total:	1,080.00

07 - 4602		2D-TH	OC	Olga Borsci	C	1,155	1,045.00	RENT	1,045.00	1,045.00	1,045.00	05/15/09	05/31/11	300.00	0.00
	4		N	Andrei Borsci				CONC	-170.00				12	0.00
				Daniel Borsci				STORA	15.00
								Total:	890.00

07 - 4603		2D-TH	OC	Adrian Schleis	C	1,155	1,045.00	RENT	1,045.00	1,045.00	1,045.00	07/27/10	08/31/11	100.00	0.00
	8		N	Helen Schleis				CONC	-100.00				14	0.00
				Hunter Schleis				Total:	945.00

07 - 4604		2D-TH	OC	Barbara A Betsch	C	1,155	1,045.00	RENT	1,045.00	1,045.00	1,045.00	04/02/10	04/30/11	0.00	0.00
	5		N	Libby Nesbitt				CONC	-170.00				12	0.00
				Callie Nesbitt				STORA	15.00
								Total:	890.00

08 - 4701		2A-TH	OC	Fred Saindon	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	01/16/10	01/31/11	0.00	0.00
	6		N					CONC	-138.00				13	0.00
								Total:	867.00

08 - 4702		2A-TH	OC	Kelly Fredrickson	C	1,093	990.00	RENT	990.00	990.00	990.00	04/16/10	05/31/11	0.00	0.00
	8		N					CONC	-190.00				13	0.00
								Total:	800.00

08 - 4703		2A-TH	OC	Randall L Young	C	1,093	990.00	RENT	990.00	990.00	990.00	03/04/10	04/30/11	0.00	0.00
	3		N	Bambi Young				CONC	-160.00				13	150.00
				Brooke Young				Total:	830.00

08 - 4704		2A-TH	OC	Tandra Veasley	C	1,093	990.00	RENT	990.00	990.00	990.00	08/31/10	08/31/11	0.00	0.00
	5		N	Laila Davis				CONC	-100.00				13	0.00
								Total:	890.00

08 - 4705		2A-TH	OC	Christian Webster	C	1,093	990.00	RENT	990.00	990.00	990.00	04/09/10	04/30/11	0.00	0.00
	3		N	Jessica Prim				CONC	-190.00				12	100.00
								STORA	15.00
								STORA	15.00
								Total:	830.00

08 - 4706		2A-TH	OC	Hailey Strickland	C	1,093	990.00	RENT	990.00	990.00	990.00	12/31/09	03/30/11	0.00	0.00
	4		N	Kristine Strickland				CONC	-123.00				15	150.00
								Total:	867.00

08 - 4707		2A-TH	OC	Johnathan B McKee	C	1,093	990.00	RENT	990.00	990.00	990.00	05/14/10	06/30/11	0.00	0.00
	4		N	Kristy McKee				CONC	-85.00				13	0.00
								Total:	905.00

08 - 4708		2A-TH	OC	James R Cordell	C	1,093	990.00	RENT	990.00	990.00	1,180.00	04/03/10	05/31/11	100.00	1,274.30
	5		N					CONC	-190.00				13	0.00
								Total:	800.00

08 - 4709		2A-TH	OC	Delina Knowles	C	1,093	990.00	RENT	990.00	990.00	990.00	08/21/09	08/31/11	0.00	0.00
	6		N	Tommy Knowles				CONC	-135.00				12	0.00
								Total:	855.00

08 - 4710		2A-TH	OC	Mark Bednark	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	06/15/09	12/31/11	0.00	0.00
	2		N	Hillary Bednark				CONC	-100.00				16	0.00
				Rachel Bednark				Total:	905.00

09 - 4801		2B-TH	OC	Carla Wyatt	C	1,093	1,030.00	RENT	1,030.00	1,030.00	1,030.00	06/07/10	01/31/11	0.00	0.00
	3		N					CONC	-170.00				8	0.00
								Total:	860.00

09 - 4802		2B-TH	OC	JUAN GARCIA	C	1,093	1,015.00	RENT	1,005.00	1,005.00	1,005.00	07/29/10	07/31/11	0.00	0.00
	2		N	Luz Solis				CONC	-115.00					0.00
				Gabriel Garcia				Total:	890.00

09 - 4803		2B-TH	OC	James West	C	1,093	1,015.00	RENT	1,015.00	1,015.00	1,015.00	06/01/10	06/30/11	0.00	0.00
	6		N	Stacey West				CONC	-85.00				13	0.00
				Adam West				Total:	930.00
				Jacob West

09 - 4804		2B-TH	OC	Michelle L Cole	C	1,093	1,015.00	RENT	1,015.00	1,015.00	1,015.00	06/15/08	08/31/11	100.00	5.00
	2		N	Daniel G Cole				CONC	-65.00				12	0.00
				Megan Cole				Total:	950.00
				Joshua & Jacob Cole

09 - 4805		2B-TH	OC	Dawn Miller	C	1,093	1,015.00	RENT	1,015.00	1,015.00	1,015.00	05/30/09	05/31/11	0.00	0.00
	5		N	Philip Kaus				CONC	-85.00				12	150.00
								GARAG	125.00
								Total:	1,055.00

09 - 4806		2B-TH	OC	Kathleen N Sewell	C	1,093	1,030.00	RENT	1,030.00	1,030.00	1,030.00	01/23/10	01/31/11	0.00	0.00
	5		N					CONC	-180.00				12	250.00
								Total:	850.00

10 - 4901		2C-TH	OC	David Thornton	C	1,152	1,035.00	RENT	1,035.00	1,035.00	998.87	09/25/09	12/24/10	0.00	0.00
	5		N	Amanda Thornton				CONC	-160.00				15	150.00
								Total:	875.00

10 – 4902		2C-TH	OC	May Fornes	C	1,152	1,020.00	RENT	1,020.00	1,020.00	0.00	07/31/10	08/31/11	0.00	0.00
	5		N	Camilla Fornes				CONC	-40.00			11/01/10		0.00
				Alex Fornes				Total:	980.00
				Nicolette Fornes

10 - 4902		2C-TH	OC	Maria Gabriela Fontanes	L	1,152	1,020.00			0.00	1,020.00	11/20/10	11/30/11	0.00 0.00
	6		N	Carlos Alberto Collazo									14	0.00

10 - 4903		2C-TH	OC	Robert Kennedy	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	12/22/08	01/21/11	0.00	28.91
	7		N	Aimee Childers				CONC	-135.00				12	0.00
								Total:	885.00

10 - 4904		2C-TH	OC	Jessica Burchfield	C	1,152	1,035.00	RENT	1,035.00	1,035.00	1,035.00	11/13/09	02/28/11	0.00	0.00
	3		N	Riley Burchfield				CONC	-160.00				16	0.00
								Total:	875.00

11 - 5001		2A-TH	OC	Jonathan Marks	C	1,093	995.00	RENT	995.00	995.00	995.00	02/06/10	05/31/11	0.00	0.00
	3		N	Heather Marks				CONC	-165.00				14	0.00
				Nathan Marks				Total:	830.00
				Anna Marks

11 - 5002		2A-TH	OC	Nikia Chavis	C	1,093	980.00	RENT	980.00	980.00	1,055.00	06/01/10	06/30/11	455.00	1,140.84
	4		N	Keori Spooner				CONC	-75.00				13	0.00
								Total:	905.00

11 - 5003		2A-TH	NL	Ashley Austin	N	1,093	980.00	RENT	980.00	980.00	0.00	05/01/10	10/31/10	0.00	0.00
	4		N	Cody Owen				CONC	-180.00			11/03/10	12	0.00
								Total:	800.00

11 - 5003		2A-TH	NL	Ernest Bolden	L	1,093	980.00			0.00	980.00	11/06/10	11/30/11	400.00	0.00
	7		N	Mary Woods									13	0.00

11 - 5004		2A-TH	OC	Jeremy Gillis	C	1,093	980.00	RENT	980.00	980.00	980.00	09/17/10	09/30/11	0.00	0.00
	3		N	Katherine Foltz				CONC	-75.00				13	0.00
								Total:	905.00

11 - 5005		2A-TH	NL	Jason Lenning	N	1,093	980.00	RENT	980.00	980.00	0.00	09/20/09	09/19/10	0.00	0.00
	4		N	Kate Lenning				CONC	-155.00			10/23/10	12	0.00
								Total:	825.00

11 - 5005		2A-TH	NL	Beceka Martin	L	1,093	980.00			0.00	980.00	10/23/10	11/30/11	400.00	897.34
	5		N										14	0.00

11 - 5006		2A-TH	OC	Clyde B Tillman	C	1,093	980.00	RENT	980.00	980.00	980.00	06/04/10	12/31/10	0.00	4.98
	5		N					CONC	-60.00				6	0.00
								Total:	920.00

11 - 5007		2A-TH	OC	Thomas Farabaugh	C	1,093	980.00	RENT	980.00	980.00	980.00	09/16/10	01/31/11	0.00	-7.32
	3		N	Susan Farabaugh				SHTER	200.00				4	100.00
								Total:	1,180.00

11 - 5008		2A-TH	OC	Jason Voynick	C	1,093	980.00	RENT	980.00	980.00	980.00	02/27/10	03/31/11	600.00	0.00
	5		N	Kansas Martin				CONC	-150.00				13	0.00
								STORA	15.00
								Total:	845.00

11 - 5009		2A-TH	OC	Hannah Smith	C	1,093	980.00	RENT	980.00	980.00	980.00	09/18/10	09/30/11	0.00	0.00
	4		N	Caleb Smith				CONC	-90.00					0.00
								Total:	890.00

11 - 5010		2A-TH	OC	Sandy Peterson	C	1,093	980.00	RENT	980.00	980.00	0.00	08/15/09	09/14/10	0.00	0.00
	4		N	Jason Clauser				Total:	980.00			11/20/10	12	0.00
				Braedon Peterson

11 - 5010		2A-TH	OC	Kathryn Hammer	L	1,093	980.00			0.00	980.00	11/20/10	01/31/12	300.00	38.81
	5		N	Brandy Miller									15	0.00

12 - 5101		2G-TH	OC	Michael Higgins	C	1,496	1,415.00	RENT	1,415.00		1,415.00	1,415.00	06/12/09	06/30/11	748.01	0.00
	4		N	Margarita Higgins				CONC	-205.00					12	0.00
								Total:	1,210.00

12 - 5102		2G-TH	OC	Srinivas Kasaraneni	C	1,496	1,400.00	RENT	1,400.00		1,400.00	1,400.00	07/24/10	01/31/11	100.00	0.00
	3		N	Asha Yalavarthy				CONC	-115.00					10	0.00
				Nithya Kasaraneni				Total:	1,285.00
				Abhay Kasaraneni

12 - 5103		2G-TH	OC	Jeong Park	C	1,496	1,400.00	RENT	1,400.00		1,400.00	1,400.00	11/28/09	02/27/11	0.00	0.00
	4		N	Hee J Park				CONC	-215.00					15	0.00
				Tae Y Park				Total:	1,185.00
				Doyun Park

12 - 5104		2G-TH	OC	Gina Martin	C	1,496	1,415.00	RENT	1,415.00		1,415.00	1,645.00	11/14/09	02/13/11	600.00	1,631.12
	9		N	Patricia Hartman				CONC	-230.00					15	150.00
				Diana Hartman				Total:	1,185.00
				Melonie Martin

12 - 5105		G1E	OC	Jaclyn Young	C	963	905.00	RENT	905.00		905.00	905.00	07/31/10	08/31/11	0.00	6.45
	4		N					CONC	-100.00						100.00
								Total:	805.00

12 - 5106		G1E	OC	North Atlanta Mission	C	963	905.00	RENT	905.00		905.00	905.00	01/31/09	02/28/11	0.00	52.00
	2		N	Christina Green				CONC	-115.00					12	0.00
				Katie Chipman				Total:	790.00

12 - 5107		G1E	OC	Joan Gillard	C	963	905.00	RENT	905.00		905.00	905.00	11/15/09	02/14/11	0.00	0.00
	3		N					CONC	-125.00					15	0.00
								Total:	780.00

12 - 5108		G1E	NL	Kristina Hill	N	963	920.00	RENT	920.00		920.00	0.00	07/30/09	10/31/10	0.00	0.00
	4		N					CONC	-125.00				10/31/10	15	0.00
								Total:	795.00

12 - 5108		G1E	NL	Roy Judkins	L	963	920.00				0.00	0.00	11/30/11		0.00	0.00
	5		N	Laura Judkins											0.00

12 - 5109		1C-TH	OC	Ann Call	C	857	865.00	RENT	865.00		865.00	865.00	08/24/10	09/30/11	400.00	-11.53
	4		N					CONC	-95.00					14	200.00
								Total:	770.00

12 - 5110		1C-TH	OC	George Church	C	857	865.00	RENT	865.00		865.00	865.00	04/24/10	06/30/11	0.00	0.00
	4		N					CONC	-165.00					14	0.00
								Total:	700.00

12 - 5111		1C-TH	OC	Ashley Sheppard	C	857	865.00	RENT	865.00		865.00	0.00	12/31/09	03/31/11	0.00	46.81
	5		N					CONC	-100.00				11/30/10	15		0.00
				James Sheppard				Total:	765.00

12 - 5112		1C-TH	NL	Kevin Clemons	N	857	865.00	RENT	865.00		865.00	0.00	05/09/10	05/31/11	0.00	0.00
	5		N					CONC	-165.00				10/02/10	13	0.00
								Total:	700.00

12 - 5112		1C-TH	NL	BRITTANY SPAETH	L	857	865.00				0.00	865.00	10/22/10	01/31/12	0.00	0.00
	7		N											16	0.00

12 - 5113		1C-TH	NL	Jeff Broughton	N	857	865.00	RENT	865.00		865.00	0.00	09/14/09	09/13/10	0.00	0.00
	2		N					Total:	865.00				10/01/10	12	0.00

12 - 5113		1C-TH	NL	Melissa Gilder	L	857	865.00	RENT	865.00	*	865.00	0.00	10/31/11		0.00	0.00
	4		N	Clayton Gilder				CONC	-65.00	*				12	0.00
								Total:	800.00

12 - 5113		1C-TH	NL	Vaughn Balter	L	857	865.00				0.00	0.00	05/31/11		0.00	0.00
	3		N												0.00

12 – 5113		1C-TH	NL	Jan Miller	L	857	865.00			0.00	0.00	06/30/11		0.00	0.00
	6		N	Oliver Miller										0.00

12 - 5114		1C-TH	OC	Nancy Caudell	C	857	865.00	RENT	865.00	865.00	865.00	06/04/10	12/31/10	0.00	0.00
	3		N	James Tramell				Total:	865.00				6	0.00

12 - 5115		1C-TH	OC	Richard Momberger	C	857	865.00	RENT	865.00	865.00	865.00	08/11/10	02/28/11	0.00	0.00
	6		N					CONC	-50.00					0.00
								Total:	815.00

12 - 5116		1C-TH	NL	Davide Nastasio	N	857	865.00	RENT	865.00	865.00	0.00	10/17/09	10/31/10	0.00	0.00
	2		N	Cynthia Cox				CONC	-133.00			11/01/10	12	0.00
								Total:	732.00

12 - 5116		1C-TH	NL	April Ethridge	L	857	865.00			0.00	865.00	11/06/10	11/30/11	0.00	0.00
	3		N	Chase Jarvis									13	0.00

13 - 5201		2G-TH	OC	Rick Sensenbrenner	C	1,496	1,415.00	RENT	1,415.00	1,415.00	0.00	12/05/08	07/31/10	0.00	0.00
	3		N					CONC	-80.00			12/01/10	13	0.00
								Total:	1,335.00

13 - 5202		2G-TH	OC	John Ray	C	1,496	1,400.00	RENT	1,400.00	1,400.00	1,400.00	03/05/10	04/30/11	0.00	0.00
	2		N	Savannah Ray				CONC	-125.00				13	250.00
				John Ray Jr.				Total:	1,275.00

13 - 5203		2G-TH	OC	Hank Shumate	C	1,496	1,400.00	RENT	1,400.00	1,400.00	1,400.00	02/26/10	05/31/11	1,340.00	0.00
	4		N	Christina Shumate				CONC	-108.00				15	175.00
								STORA	35.00
								Total:	1,327.00

13 - 5204		2G-TH	OC	John Pflasterer	C	1,496	1,400.00	RENT	1,400.00	1,400.00	1,400.00	06/10/09	06/30/11	0.00	0.00
	2		N	Shirley Pflasterer				CONC	-190.00				12	0.00
				Nicholas Pflasterer				Total:	1,210.00

13 - 5205		2G-TH	NL	April Ethridge	N	1,496	1,415.00	RENT	1,415.00	1,415.00	0.00	04/22/09	10/21/10	0.00	0.00
	3		N	Glen Ethridge				CONC	-230.00			11/08/10	12	0.00
				Lynn Ethridge				Total:	1,185.00

13 - 5205		2G-TH	NL	Kathy Austin	L	1,496	1,415.00			0.00	0.00		11/30/11	0.00	0.00
	4		N										12	0.00

13 - 5206		G1E	OC	Tori Gantt	C	963	920.00	RENT	920.00	920.00	920.00	10/31/08	03/31/11	200.00	45.11
	3		N	Bobby Gantt				CONC	-130.00				6	0.00
								Total:	790.00

13 - 5207		G1E	OC	Jonathan Strickland	C	963	905.00	RENT	905.00	905.00	905.00	09/15/10	09/30/11	0.00	0.00
	5		N					CONC	-95.00					0.00
								Total:	810.00

13 - 5208		G1E	NL	Thomas Piccarreta	N	963	905.00	RENT	905.00	905.00	0.00	08/24/08	08/31/10	0.00	7.28
	1		N					Total:	905.00			10/06/10	6	0.00

13 - 5208		G1E	NL	Bora Sun	L	963	905.00			0.00	0.00		11/30/11	0.00	0.00
	2		N											0.00

13 - 5208		G1E	NL	Bora Sun	L	963	905.00			0.00	905.00	10/21/10	04/30/11	0.00	0.00
	3		N	Sarith Keo										0.00

13 - 5209		G1E	OC	Charlotte Johnson	C	963	905.00	RENT	905.00	905.00	905.00	07/21/07	08/31/11	0.00	0.00
	1		N					CONC	-40.00				12	0.00
								Total:	865.00

13 - 5210		G1E	OC	Kerry Pantaleo	C	963	920.00	RENT	920.00	920.00	510.00	08/21/09	11/20/10	0.00	46.81
	3		N	Kyle Pantaleo				CONC	-145.00				15	150.00
								Total:	775.00

13 - 5211		1C-TH	NL	Allan Chandler	N	857	865.00	RENT	865.00	865.00	0.00	11/14/09	11/13/10	0.00	0.00
	3		N					CONC	-140.00			11/15/10	12	0.00
								Total:	725.00

13 – 5211		1C-TH	NL	Randall J Thomas	L	857	865.00		0.00		809.19	12/03/10	12/31/11	0.00	0.00
	4		N											0.00

13 - 5212		1C-TH	OC	Jena Settles	C	857	865.00	RENT	865.00	865.00	865.00	04/14/09	07/31/11	0.00	0.00
	2		N					CONC	-120.00				15	0.00
								Total:	745.00

13 - 5213		1C-TH	OC	Thad Arnold	C	857	865.00	RENT	865.00	865.00	865.00	07/25/07	07/31/11	0.00	0.00
	1		N					CONC	-51.00				12	150.00
								Total:	814.00

13 - 5214		1C-TH	OC	Erica Henson	C	857	865.00	RENT	865.00	865.00	865.00	09/01/10	09/30/11	0.00	43.52
	8		N					CONC	-130.00					0.00
								Total:	735.00

13 - 5215		1C-TH	OC	Lisa O Gregoire	C	857	865.00	RENT	865.00	865.00	865.00	01/31/09	02/28/11	0.00	0.00
	3		N					CONC	-130.00				12	250.00
								Total:	735.00

13 - 5216		1C-TH	OC	Christopher R Bock	C	857	865.00	RENT	865.00	865.00	865.00	03/04/10	04/30/11	0.00	0.00
	6		N					CONC	-130.00				13	0.00
								Total:	735.00

13 - 5217		1C-TH	OC	Raychelle Wright	C	857	865.00	RENT	865.00	865.00	865.00	09/14/09	09/30/11	0.00	0.00
	3		N					CONC	-90.00				12	0.00
								Total:	775.00

13 - 5218		1C-TH	OC	Daniel Finnerty	C	857	865.00	RENT	865.00	865.00	935.00	07/24/10	01/31/11	0.00	156.50
	4		N					CONC	-70.00				7	0.00
								Total:	795.00

13 - 5219		1C-TH	OC	Ross Gardner	C	857	865.00	RENT	865.00	865.00	865.00	08/02/10	02/28/11	0.00	38.81
	4		N	Tiffany Gardner				CONC	-50.00				12	100.00
								Total:	815.00

13 - 5220		1C-TH	OC	Nurhafni Situmorang	C	857	865.00	RENT	865.00	865.00	865.00	04/19/10	07/31/11	200.00	0.00
	4		N	Hendie Phangse				CONC	-165.00				15	0.00
								Total:	700.00

14 - 5301		1B-TH	VL	Carl Owings	L	864	900.00		0.00	900.00	10/04/10	10/31/11		0.00	0.00
	7		N										13	0.00

14 - 5301		1B-TH	VL	VACANCY		864	900.00			900.00
			N

14 - 5302		1B-TH	OC	Colette Kellar	C	864	885.00	RENT	885.00	885.00	885.00	09/07/10	09/30/11	0.00	0.00
	4		N					CONC	-50.00					0.00
								Total:	835.00

14 - 5303		1B-TH	OC	Scott Johnson	C	864	885.00	RENT	885.00	885.00	885.00	04/25/10	04/30/11	0.00	0.00
	3		N					CONC	-145.00				12	150.00
								Total:	740.00

14 - 5304		1B-TH	NL	John Bernard	N	864	885.00			0.00	0.00	05/29/09	11/30/11	0.00	0.00
	3		N								10/04/10		18	0.00

14 - 5304		1B-TH	NL	Jonathan Yearty	L	864	885.00			0.00	885.00	10/14/10	10/31/11	0.00	0.00
	4		N											0.00

14 - 5305		1B-TH	OC	Melissa Belcher	C	864	885.00	RENT	885.00	885.00	885.00	03/26/10	11/30/10	0.00	-110.00
	5		N					CONC	-125.00				8	0.00
								Total:	760.00

14 - 5305		1B-TH	OC	Matthew Shenesey	L	864	885.00			0.00	0.00		01/31/12	0.00	0.00
	6		N										12	0.00

14 - 5306		1B-TH	OC	Amy Luchkowec	C	864	885.00	RENT	885.00	885.00	885.00	06/25/10	07/31/11	0.00	0.00
	5		N					CONC	-147.00				14	0.00
								Total:	738.00

14 - 5307		1B-TH	OC	Michael Vanvestrout	C	864	885.00	RENT	885.00	885.00	885.00	02/28/07	10/31/11	0.00	0.00
	1		N					CONC	-45.00				12	0.00
								Total:	840.00

14 - 5308		1B-TH	OC	Rebecca Rico	C	864	900.00	RENT	900.00	900.00	900.00	02/26/09	08/31/11	0.00	0.00
	4		N	Luis Rico				CONC	-130.00				11	0.00
								Total:	770.00

14 - 5309		1B-TH	OC	Christian Telon	C	864	900.00	RENT	900.00	900.00	900.00	12/15/08	05/31/11	0.00	-19.88
	3		N					CONC	-105.00				9	0.00
								Total:	795.00

14 - 5310		1B-TH	OC	Patricia Dibona	C	864	885.00	RENT	885.00	885.00	885.00	11/10/09	01/31/11	0.00	0.00
	4		N					CONC	-147.00				14	0.00
								Total:	738.00

14 - 5311		1B-TH	OC	Michelle Hostetler	C	864	885.00	RENT	885.00	885.00	885.00	02/12/10	03/31/11	750.00	110.27
	3		N					CONC	-135.00				13	150.00
								Total:	750.00

14 - 5312		1B-TH	OC	Paul Simoneschi	C	864	885.00	RENT	885.00	885.00	885.00	02/09/09	06/30/11	750.00	0.00
	3		N					CONC	-135.00				13	0.00
								Total:	750.00

14 - 5313		1B-TH	OC	Arris G Farley	C	864	885.00	RENT	885.00	885.00	885.00	04/23/10	05/31/11	0.00	0.00
	3		N					CONC	-125.00				13	0.00
								Total:	760.00

14 - 5314		1B-TH	OC	Rosa Languren-Garcia	C	864	885.00	RENT	885.00	885.00	885.00	01/29/10	01/28/11	400.00	0.00
	5		N	Jose Damian				CONC	-68.00				12	0.00
								Total:	817.00

14 - 5315		1B-TH	OC	Robert Knapik	C	864	885.00	RENT	885.00	885.00	885.00	01/25/10	01/24/11	0.00	0.00
	5		N					CONC	-100.00				12	0.00
								Total:	785.00

14 - 5315		1B-TH	OC	Rigoberto Trejo	L	864	885.00			0.00	0.00		02/18/11	0.00	0.00
	6		N	Vianey Trejo									12	0.00

14 - 5316		1B-TH	OC	Gennadiy Kolomeytsev	C	864	900.00	RENT	900.00	900.00	900.00	10/31/09	01/30/11	0.00	0.00
	4		N					CONC	-160.00				15	0.00
								Total:	740.00

15 - 5401		2D-TH	OC	Christian Carruego	C	1,155	1,045.00	RENT	1,045.00	1,045.00	945.00	11/11/09	11/30/11	0.00	63.31
	3		N	Jennifer Ramirez				CONC	-173.00				12	0.00
				Christian Carruego				Total:	872.00
				Sebastian Carruego

15 - 5402		2D-TH	OC	Chris Dengler	C	1,155	1,030.00	RENT	1,030.00	1,030.00	1,030.00	10/15/09	10/31/11	250.00	7.68
	2		N	Evan McConaghy				CONC	-158.00				12	0.00
								Total:	872.00

15 - 5403		2D-TH	OC	Nicole C Warechowski	C	1,155	1,030.00	RENT	1,030.00	1,030.00	1,030.00	06/30/10	06/30/11	0.00	0.00
	3		N	Nick J Voss				CONC	-195.00				12	0.00
								Total:	835.00

15 - 5404		2D-TH	OC	Linda Busse	C	1,155	1,030.00	RENT	1,030.00	1,030.00	1,030.00	09/09/10	12/08/10	0.00	946.66
	4		N	Michael Busse				SHTER	200.00				3	0.00
								Total:	1,230.00

15 - 5405		2D-TH	OC	Kartini Tjandi	C	1,155	1,045.00	RENT	1,045.00	1,045.00	1,045.00	05/26/09	05/31/11	0.00	0.00
	5		N	Yang Jing				CONC	-170.00				12	0.00
				Faustine Wijaya				STORA	35.00
				Richads Wijaya				CONC	-35.00
								Total:	875.00

15 – 5406		2D-TH	OC	Marilee Bush	C	1,155	1,045.00	RENT	1,045.00	1,045.00	1,045.00	08/09/10	02/29/12	0.00	0.00
	3		N	Brian Bush				CONC	-100.00				19	0.00
								Total:	945.00

15 - 5407		2D-TH	OC	John M Frank	C	1,155	1,030.00	RENT	1,030.00	1,030.00	1,030.00	09/10/10	03/31/11	0.00	0.00
	4		N					CONC	-50.00				8	0.00
								Total:	980.00

15 - 5408		2D-TH	OC	Stephanie Buquoi	C	1,155	1,030.00	RENT	1,030.00	1,030.00	1,030.00	06/19/10	07/31/11	0.00	0.00
	5		N	Shelby Buquoi				CONC	-85.00				14	100.00
				Carter Buquoi				Total:	945.00

15 - 5409		2D-TH	OC	Romeo Rosales	C	1,155	1,030.00	RENT	1,030.00	1,030.00	1,030.00	10/31/09	01/31/11	0.00	0.00
	4		N	Anne Catherine Rosales				CONC	-160.00				15	250.00
								Total:	870.00

15 - 5410		2D-TH	OC	Marshall G Ogan	C	1,155	1,045.00	RENT	1,045.00	1,045.00	1,045.00	06/18/10	06/30/11	835.00	0.00
	3		N	Jessica L Ogan				CONC	-210.00				13	100.00
								Total:	835.00

16 - 5501		2C-TH	OC	Phoenix Kim	C	1,152	1,035.00	RENT	1,035.00	1,035.00	1,035.00	08/15/09	11/14/10	0.00	135.00
	6		N	Sung Ran Kim				CONC	-160.00				15	0.00
				Renaid Kim				Total:	875.00
				Yumi Kim

16 - 5502		2C-TH	OC	Imelda Crews	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	10/31/09	04/30/11	0.00	-5.00
	3		N	Sanderson Crews				CONC	-135.00				12	150.00
								Total:	885.00

16 - 5503		2C-TH	OC	Wenxin Li	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	05/31/09	11/30/11	0.00	0.00
	2		N	Yang Li				CONC	-130.00				12	0.00
								Total:	890.00

16 - 5504		2C-TH	VL	David Temple	L	1,152	1,020.00			0.00	1,020.00	10/23/10	12/31/11	0.00	0.00
	4		N										15	0.00

16 - 5504		2C-TH	VL	VACANCY		1,152	1,020.00			1,020.00
			N

16 - 5505		2C-TH	VL	John Rees	L	1,152	1,020.00			0.00	1,020.00	10/23/10	11/30/11	300.00	0.00
	5		N	Mary Tran									14	0.00

16 - 5505		2C-TH	VL	VACANCY		1,152	1,020.00			1,020.00
			N

16 - 5506		2C-TH	OC	Brannon Gillis	C	1,152	1,020.00	RENT	1,020.00	1,020.00	32.90	06/12/10	12/31/10	0.00	1,068.76
	4		N	Amelia Gillis				CONC	-85.00			12/01/10	6	0.00
				Brady Gillis				Total:	935.00
				Lane Gillis

16 - 5506		2C-TH	OC	April Jones	L	1,152	1,020.00			0.00	0.00		09/30/11	0.00	0.00
	5		N	Brandon Jones									10	0.00

16 - 5507		2C-TH	OC	Josephine Jefferson	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	04/30/09	04/30/11	0.00	10.00
	2		N	John Matheka				CONC	-145.00				12	0.00
								Total:	875.00

16 - 5508		2C-TH	OC	Mariyka Damyanova	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	07/27/07	10/31/11	100.00	0.00
	1		N	Georgi Damyanov				CONC	-145.00				15	0.00
								Total:	875.00

16 - 5509		2C-TH	OC	Brian Edwards	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	08/14/10	11/30/11	0.00	0.00
	8		N	Katie Wolfson				CONC	-80.00				12	0.00
								Total:	940.00

16 - 5510		2C-TH	OC	Penelope A Nazarowski	C	1,152	1,035.00	RENT	1,035.00	1,035.00	1,035.00	06/14/08	09/30/10	1,035.00	0.00
	4		N	Jake Nazarowski				CONC	-75.00				6	0.00
				Julia Nazarowski				Total:	960.00

17 - 5601		2B-TH	OC	Margart B Snider	C	1,093	1,020.00	RENT	1,020.00	1,020.00	1,020.00	04/07/10	05/31/11	400.00	-22.40
	5		N	Kelli L Harris				CONC	-90.00				13	150.00
								Total:	930.00

17 - 5602		2B-TH	OC	Tania Smith	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	07/10/10	07/31/11	0.00	1,116.79
	3		N					CONC	-55.00				12	0.00
								Total:	950.00

17 - 5603		2B-TH	VL	Tyler Freeman	L	1,093	1,005.00			0.00	1,005.00	10/19/10	04/30/11	200.00	46.19
	3		N	Anna Kellner										0.00

17 - 5603		2B-TH	VL	VACANCY		1,093	1,005.00			1,005.00
			N

17 - 5604		2B-TH	OC	Kevin L Furtado	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	05/31/07	07/31/11	0.00	26.56
	1		N					CONC	-12.00				12	0.00
								Total:	993.00

17 - 5605		2B-TH	OC	Jennifer Walsh	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	08/07/10	08/31/11	0.00	0.00
	5		N	Sierra Jennings				CONC	-75.00					0.00
								Total:	930.00

17 - 5606		2B-TH	OC	Brittany Eckel	C	1,093	1,020.00	RENT	1,020.00	1,020.00	1,020.00	03/13/10	03/31/11	0.00	0.00
	6		N	Amanda Sanchez				CONC	-170.00				13	0.00
								Total:	850.00

18 - 5701		G1B	OC	Mark Vernon	C	800	845.00	RENT	845.00	845.00	893.01	09/25/09	12/31/11	0.00	112.00
	6		N					CONC	-115.00				12	0.00
								Total:	730.00

18 - 5702		G1B	VL	Jeff Schrantz	L	800	860.00			0.00	859.00	10/20/10	10/31/11	0.00	0.00
	3		N										12	0.00

18 - 5702		G1B	VL	VACANCY		800	860.00			860.00
			N

18 - 5703		G2A	OC	Carol Zimmerman	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	09/08/08	03/07/11	100.00	0.00
	2		N					CONC	-80.00				15	0.00
								Total:	930.00

18 - 5704		G1B	OC	Zach Foley	C	800	860.00	RENT	860.00	860.00	721.29	02/27/09	12/26/10	300.00	0.00
	3		N	Alicia Naish				CONC	-170.00				10	0.00
								Total:	690.00

18 - 5704		G1B	OC	Susan Grubic	L	800	860.00			0.00	0.00		01/31/12	0.00	0.00
	4		N										12	0.00

18 - 5705		G1B	OC	Bernadette Marquez	C	800	845.00	RENT	845.00	845.00	845.00	06/03/10	09/30/11	0.00	0.00
	9		N	Colton M Nolan				CONC	-160.00				15	0.00
								Total:	685.00

18 - 5706		G1B	OC	Roger Fassett	C	800	860.00	RENT	860.00	860.00	860.00	09/05/08	07/31/11	0.00	0.00
	2		N					CONC	-60.00				12	0.00
								Total:	800.00

18 - 5707		G2A	OC	Kumar Annavarapu	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	08/05/10	08/31/11	0.00	0.00
	3		N	Rajeswari Annavarapu				CONC	-20.00					0.00
				Sai Vidya Annavarapu				Total:	990.00
				Sai Samear Annavarapu

18 - 5708		G2A	OC	Lisa Tybinka	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	08/31/08	06/30/11	0.00	-10.00
	2		N					CONC	-70.00				12	0.00
								Total:	940.00

18 - 5709		G1B	OC	Shirlaine Maloney	C	800	860.00	RENT	860.00	860.00	860.00	05/10/10	08/31/11	0.00	16.74
	4		N	Ashley Maloney				CONC	-175.00				15	0.00
								Total:	685.00

18 - 5710		G1B	OC	Mark Peterson	C	800	845.00	RENT	845.00	845.00	845.00	11/30/08	12/29/10	0.00	0.00
	1		N					CONC	-105.00				12	0.00
								Total:	740.00

18 - 5711		G1B	OC	Leah Hayes	C	800	860.00	RENT	860.00	860.00	860.00	05/29/10	02/28/11	0.00	0.00
	3		N					CONC	-210.00				9	0.00
								Total:	650.00

18 - 5712		G2A	OC	Mike Rasmovich	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	06/27/08	01/31/11	100.00	0.00
	3		N	Megan Rasmovich				Total:	1,010.00				5	150.00
				Kelly Rasmovich

18 - 5713		G2A	OC	Karrie Yocum	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	12/31/07	05/31/11	0.00	0.00
	1		N	Corbin Yocum				CONC	-158.00				12	150.00
								Total:	852.00

18 - 5714		G1B	NL	Todd Rampley	N	800	860.00	RENT	860.00	860.00	0.00	04/11/10	10/31/10	0.00	612.95
	2		N					CONC	-175.00			11/04/10	6	0.00
								Total:	685.00

18 - 5714		G1B	NL	Bradley Whitlam	L	800	860.00		0.00	860.00		11/08/10	11/30/11	0.00	0.00
	3		N											0.00

18 - 5715		G1B	NA	Marsha J Dennis	N	800	845.00	RENT	845.00	845.00	0.00	09/30/08	10/29/10	0.00	-9.16
	3		N					CONC	-70.00			10/30/10	12	0.00
								Total:	775.00

18 - 5716		G1B	OC	Tyler McCabe	C	800	860.00	RENT	860.00	860.00	860.00	01/15/08	03/31/11	0.00	0.00
	2		N	Jeffrey Mccabe				CONC	-130.00					12	0.00
								Total:	730.00

18 - 5717		G2A	VL	Ryan Nash	L	1,170	1,010.00		0.00	1,010.00		10/22/10	11/30/11	0.00	0.00
	6		N											0.00

18 - 5717		G2A	VL	VACANCY		1,170	1,010.00			1,010.00
			N

18 - 5718		G2A	OC	Mike Brennan	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	08/24/10	08/31/11	470.00	0.00
	7		N	Crystal Lee				CONC	-70.00					200.00
								Total:	940.00

18 - 5719		G2A	OC	Model 2x2	C	1,170	1,010.00	MODEL	1,010.00	1,010.00	260.65	03/01/09	12/31/15	0.00	0.00
	1		N					Total:	1,010.00			12/08/10		12	0.00

18 - 5720		G2A	OC	Starling Powell	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	12/22/08	04/21/11	100.00	13.88
	2		N	Steele Powell				CONC	-135.00				15	0.00
				Kimi Powell				Total:	875.00

18 - 5721		G2A	VL	Paul Cheatham	L	1,170	1,010.00			0.00	1,010.00	10/09/10	12/31/11	0.00	0.00
	9		N	Jacqueline Cheatham										0.00

18 - 5721		G2A	VL	VACANCY		1,170	1,010.00			1,010.00
			N

18 - 5722		G2A	OC	Teresa Zeller	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	03/16/08	12/31/10	0.00	0.00
	2		N					CONC	-115.00				15	0.00
								Total:	895.00

18 - 5723		G2A	OC	Jennifer Clark	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	06/16/10	06/30/11	565.00	0.00
	4		N					CONC	-190.00				13	100.00
								Total:	820.00

18 - 5724		G2A	OC	Jackie Pineda	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	09/30/08	10/31/11	845.00	54.26
	3		N	Nanette Reyna				CONC	-165.00				13	0.00
								Total:	845.00

18 - 5725		G2A	OC	Michael Ciccone	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	07/10/10	08/31/11	0.00	49.18
	6		N	Michelle Patrick				CONC	-210.00				13	150.00
								STORA	35.00
								Total:	835.00

18 - 5726		G2A	OC	John Duckworth	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	05/15/09	06/30/11	0.00	0.00
	2		N	Tom A Copper				CONC	-120.00				12	0.00
								Total:	890.00

18 - 5727		G2A	OC	Chris Williams	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	07/09/09	10/31/11	0.00	0.00
	2		N	John Keith				CONC	-130.00				15	200.00
								Total:	880.00

18 - 5728		G2A	VA	VACANCY		1,170	1,010.00			1,010.00
			N

18 - 5729		G2A	OC	Hugo J Gonzalez	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	03/31/09	03/31/11	0.00	0.00
	2		N					CONC	-140.00				12	0.00
								Total:	870.00

18 - 5730		G2A	OC	Andrew Razo	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,200.00	06/09/10	07/31/11	400.00	1,135.48
	3		N					CONC	-190.00				13	0.00
								Total:	820.00

18 - 5731		G2A	OC	Scott Morris	C	1,170	1,010.00	RENT	1,010.00	1,010.00	1,010.00	06/25/10	07/31/11	0.00	0.00
	3		N					CONC	-190.00					0.00
								STORA	15.00
								Total:	835.00

18 - 5732		G2A	OC	Jennifer M Hess	C	1,170	1,010.00	RENT	1,010.00	1,010.00	0.00	07/27/10	08/31/11	0.00	359.54
	6		N	Margaret Martin ( Mother)				CONC	-115.00			12/01/10		100.00
				Justin Hess				Total:	895.00
				Dillon Hess

18 - 5733		G1D	OC	Scotty Roberts	C	875	880.00	RENT	880.00	880.00	880.00	03/28/10	04/30/11	0.00	0.00
	5		N	Monica Hester				CONC	-165.00				13	0.00
								Total:	715.00

18 - 5734		G3A	OC	Benone D Faria	C	1,750	1,650.00	RENT	1,650.00	1,650.00	1,650.00	12/29/07	06/30/11	0.00	0.00
	3		N					CONC	-225.00				12	150.00
								STORA	40.00
								Total:	1,465.00

18 - 5735		G1D	OC	Sandra Ariza	C	875	880.00	RENT	880.00	880.00	880.00	10/31/07	12/31/10	0.00	0.00
	1		N					CONC	-105.00				12	150.00
								Total:	775.00

18 - 5736		G3A	VL	OAKWOOD WORLDWIDE	L	1,750	1,650.00			0.00	1,650.00	10/28/10	10/31/11	0.00	40.72
	7		N											0.00

18 - 5736		G3A	VL	VACANCY		1,750	1,650.00			1,650.00
			N

18 - 5737		G1D	NL	Mary J Egan	N	875	880.00	RENT	880.00	880.00	0.00	06/04/10	10/31/10	0.00	0.00
	4		N	James G Egan				SHTER	100.00			10/31/10	4	0.00
								Total:	980.00

18 - 5737		G1D	NL	Jammie Barney	L	875	880.00			0.00	823.23	12/03/10	01/31/12	0.00	0.00
	5		N										14	0.00

18 - 5738		G3A	OC	Sharyn B Lynch	C	1,750	1,650.00	RENT	1,650.00	1,650.00	1,650.00	09/11/10	09/30/11	0.00	80.74
	5		N	David Garner				CONC	-300.00				13	0.00
				Conan Lynch				Total:	1,350.00
				Shelby Lynch

18 - 5739		G1D	OC	Shaun Rosenfeld	C	875	880.00	RENT	880.00	880.00	880.00	02/27/10	03/31/11	0.00	0.00
	4		N					CONC	-130.00				14	0.00
								Total:	750.00

18 - 5740		G1C	NL	Joseph Mullens	N	850	865.00	RENT	865.00	865.00	0.00	10/16/09	10/15/10	0.00	0.00
	3		N					CONC	-130.00			10/15/10	12	0.00
								Total:	735.00

18 - 5740		G1C	NL	Auburn Hensley	L	850	865.00			0.00	865.00	10/22/10	10/31/11	0.00	0.00
	4		N										12	0.00

18 - 5741		G1B	OC	Juanita S Ford	C	800	860.00	RENT	860.00	860.00	860.00	06/14/08	06/30/11	0.00	0.00
	1		N					CONC	-65.00				12	0.00
								Total:	795.00

18 - 5742		G1B	OC	Georgianna Mallard	C	800	845.00	RENT	845.00	845.00	845.00	09/07/10	12/31/11	0.00	0.00
	3		N					CONC	-85.00					0.00
								Total:	760.00

18 - 5743		G1C	OC	Robert G Finster	C	850	865.00	RENT	865.00	865.00	865.00	08/31/07	11/30/11	745.00	0.00
	1		N	Phyllis A Finster				CONC	-100.00				12	0.00
								Total:	765.00

18 - 5744		G1C	OC	Tanya M Powell	C	850	865.00	RENT	865.00	865.00	865.00	04/30/10	03/31/11	0.00	0.00
	4		N					CONC	-165.00				11	150.00
								Total:	700.00

18 - 5745		G1B	OC	Evelyn Redd	C	800	860.00	RENT	860.00	860.00	560.00	11/03/07	05/31/11	360.00	2.10
	1		N					CONC	-110.00				18	0.00
								Total:	750.00

18 - 5746		G1B	OC	Todd Dalrymple	C	800	845.00	RENT	845.00	845.00	845.00	04/07/10	04/30/11	0.00	0.00
	3		N					CONC	-160.00				12	0.00
								STORA	15.00
								Total:	700.00

18 - 5747		G1B	OC	Rick Rozalsky	C	800	860.00	RENT	860.00	860.00	860.00	08/09/10	02/28/11	0.00	0.00
	3		N					Total:	860.00				7	0.00

18 - 5748		G1C	OC	James Overstreet	C	850	865.00	RENT	865.00	865.00	865.00	06/26/10	06/30/11	0.00	0.00
	4		N					CONC	-90.00					100.00
								Total:	775.00

18 - 5749		G1C	VL	Daniel Taylor	L	850	865.00			0.00	865.00	10/22/10	04/30/11	0.00	0.00
	6		N											0.00

18 - 5749		G1C	VL	VACANCY		850	865.00			865.00
			N

18 - 5750		G1B	OC	Alicia Scott	C	800	860.00	RENT	860.00	860.00	860.00	08/16/08	02/15/11	100.00	0.00
	3		N					CONC	-55.00				15	0.00
								Total:	805.00

18 - 5751		G1B	OC	Constance Swift	C	800	845.00	RENT	845.00	845.00	845.00	06/17/10	07/31/11	0.00	0.00
	3		N					CONC	-105.00				13	100.00
								Total:	740.00

18 - 5752		G1B	OC	Terri Cobb	C	800	860.00	RENT	860.00	860.00	860.00	08/28/10	08/31/11	0.00	27.98
	3		N					CONC	-100.00				13	0.00
								Total:	760.00

18 - 5753		G1C	OC	Julie Housknecht	C	850	865.00	RENT	865.00	865.00	865.00	07/20/08	10/31/11	0.00	0.00
	1		N					CONC	-65.00				12	0.00
								Total:	800.00

18 - 5754		G1C	OC	Ji Cheon	C	850	865.00	RENT	865.00	865.00	865.00	07/19/10	08/31/11	0.00	0.00
	6		N	Jessica Yang				CONC	-50.00					0.00
								Total:	815.00

18 - 5755		G1B	OC	Lauren Harms	C	800	860.00	RENT	860.00	860.00	560.00	11/25/09	02/28/12	0.00	82.37
	5		N					CONC	-155.00				12	150.00
								Total:	705.00

18 - 5756		G1B	OC	Bob Susalka	C	800	845.00	RENT	845.00	845.00	845.00	04/24/10	04/30/11	0.00	0.00
	2		N					CONC	-160.00				13	0.00
								Total:	685.00

18 - 5757		G1B	OC	Kristen Curry	C	800	860.00	RENT	870.00	870.00	870.00	09/19/07	04/30/11	0.00	0.00
	1		N	Rufus Curry				Total:	870.00				12	150.00

19 - 5801		G1F	OC	Bob Curtis	C	768	820.00	RENT	820.00	820.00	820.00	07/26/10	01/31/11	0.00	-769.56
	3		N					CONC	-30.00				12	100.00
								Total:	790.00

19 - 5802		G1F	OC	Andrea Thomas	C	768	820.00	RENT	820.00	820.00	820.00	09/16/09	03/31/11	0.00	0.00
	4		N					CONC	-125.00				6	0.00
								STORA	15.00
								Total:	710.00

19 - 5803		G1F	OC	Christian Dickerson	C	768	820.00	RENT	820.00	820.00	820.00	06/08/10	07/31/11	0.00	0.00
	4		N	Sarah Comeski				CONC	-155.00				13	0.00
								Total:	665.00

19 - 5804		G1F	OC	Garrett L Line	C	768	820.00	RENT	820.00	820.00	820.00	06/05/10	07/31/11	0.00	0.00
	3		N					CONC	-155.00				14	100.00
								Total:	665.00

19 - 5805		G1F	OC	Donovan Reed	C	768	820.00	RENT	820.00	820.00	820.00	09/14/09	03/31/11	0.00	0.00
	3		N	Sarah Reed				Total:	820.00				7	0.00

19 - 5806		G1F	OC	Roy Hawkins	C	768	820.00	RENT	820.00	820.00	820.00	04/14/10	03/31/11	0.00	0.00
	2		N					CONC	-155.00				12	0.00
								GARAG	100.00
								Total:	765.00

19 - 5807		2C-TH	OC	Tammy T Kim	C	1,152	1,035.00	RENT	1,035.00	1,035.00	1,035.00	11/30/07	04/30/11	0.00	0.00
	1		N					CONC	-135.00				12	250.00
								Total:	900.00

19 - 5808		2C-TH	OC	Cari Michele Porter	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	09/30/07	10/31/11	0.00	0.00
	1		N	Kenneth Adam Porter				CONC	-110.00				12	0.00
				Landon Porter				Total:	910.00
				Lawson Porter

19 - 5809		2C-TH	OC	Elizabeth Billhimer	C	1,152	1,020.00	RENT	1,020.00	1,020.00	0.00	05/29/09	05/31/11	0.00	31.75
	2		N					CONC	-155.00			10/02/10	12	0.00
								Total:	865.00

19 - 5809		2C-TH	OC	Timothy K Colgrove	L	1,152	1,020.00			0.00	0.00		10/31/11	0.00	0.00
	3		N											0.00

19 - 5810		2C-TH	OC	Jammie Barney	C	1,152	1,020.00	RENT	1,020.00	1,020.00	131.61	02/28/09	02/28/11	100.00	170.55
	3		N					CONC	-145.00			12/04/10	12	150.00
								Total:	875.00

19 - 5811		2C-TH	OC	KIDS TOYS Corporate	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	04/15/09	04/30/11	0.00	32.21
	2		N					CONC	-170.00				12	0.00
								Total:	850.00

19 - 5812		2C-TH	NA	Deborah Krenc	N	1,152	1,020.00	RENT	1,020.00	1,020.00	0.00	04/21/10	05/31/11	0.00	0.00
	7		N	Kevin M Krenc				CONC	-145.00			10/16/10	13	0.00
								Total:	875.00

19 - 5813		2C-TH	OC	Dorothy Stephens	C	1,152	1,020.00	RENT	1,020.00		1,020.00	1,020.00	11/14/09	01/31/12	425.00	47.83
	3		N	Patrick Stephens				CONC	-170.00					12	0.00
								STORA	15.00
								Total:	865.00

19 - 5814		2C-TH	OC	Joseph Rink	C	1,152	1,035.00	RENT	1,035.00		1,035.00	1,035.00	09/20/07	05/31/11	0.00	-25.14
	1		N					GARAG	125.00					12	0.00
								CONC	-65.00
								Total:	1,095.00

20 - 5901		G1F	OC	Judi Seidell	C	768	820.00	RENT	820.00		820.00	820.00	05/22/10	08/31/11	0.00	0.00
	2		N					CONC	-155.00					12	100.00
								Total:	665.00

20 - 5902		G1F	OC	Michael Barnhurst	C	768	820.00	RENT	820.00		820.00	820.00	01/30/09	04/30/11	0.00	55.77
	2		N					CONC	-115.00					12	150.00
								Total:	705.00

20 - 5903		G1F	OC	Jon Carlson	C	768	820.00	RENT	820.00		820.00	0.00	09/13/09	12/12/10	0.00	0.00
	2		N					CONC	-135.00				10/06/10	12	0.00
								Total:	685.00

20 - 5903		G1F	OC	Rollin Hafner	L	768	820.00				0.00	0.00		10/31/11	0.00	0.00
	3		N	Laura Hafner										11	0.00

20 - 5904		G1F	OC	Daniel Mayberry	C	768	820.00	RENT	820.00		820.00	820.00	06/24/10	06/30/11	0.00	0.00
	4		N					CONC	-90.00					14	0.00
								Total:	730.00

20 - 5905		G1F	VL	Guadalupe Abasolo	L	768	820.00	RENT	820.00	*	820.00	0.00		11/30/11	0.00	0.00
	5		N	Edgar Naftaly				CONC	-60.00	*					0.00
								Total:	760.00

20 - 5905		G1F	VL	Kathy Smith	L	768	820.00				0.00	120.00	12/01/10	05/30/11	0.00	0.00
	6		N												100.00

20 - 5905		G1F	VL	VACANCY		768	820.00				820.00
			N

20 - 5906		G1F	OC	Addison Walden	C	768	820.00	RENT	820.00		820.00	820.00	04/26/10	02/28/11	0.00	0.00
	4		N	April Argo				CONC	-155.00					10	100.00
								Total:	665.00

20 - 5907		2C-TH	OC	Chad Adamson	C	1,152	1,035.00	RENT	1,035.00		1,035.00	1,035.00	06/25/10	06/30/11	0.00	0.00
	2		N					CONC	-115.00						0.00
								Total:	920.00

20 - 5908		2C-TH	VL	Randy Campbell	L	1,152	1,020.00				0.00	1,020.00	10/15/10	03/31/11	0.00	41.00
	4		N	Antoinette Campbell											0.00
				Jordan Campbell

20 - 5908		2C-TH	VL	VACANCY		1,152	1,020.00				1,020.00
			N

20 - 5909		2C-TH	OC	Melissa Rosario	C	1,152	1,020.00	RENT	1,020.00		1,020.00	1,020.00	04/23/10	05/31/11	0.00	0.00
	3		N	Josue Rivera				CONC	-170.00					12	0.00
								Total:	850.00

20 - 5910		2C-TH	OC	Aminata Jones	C	1,152	1,020.00	RENT	1,020.00		1,020.00	1,020.00	11/14/09	02/13/11	200.00	9.18
	3		N	Seydou Aw				CONC	-170.00						0.00
								Total:	850.00

20 - 5911		2C-TH	OC	Chris White	C	1,152	1,020.00	RENT	1,020.00		1,020.00	1,020.00	05/07/10	05/31/11	0.00	0.00
	3		N					CONC	-145.00					12	0.00
								Total:	875.00

20 - 5912		2C-TH	OC	Brian Mccloskey	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	06/05/09	07/31/11	0.00	0.00
	5		N	Jordan Mccloskey				CONC	-165.00				13	0.00
				Tristan Mccloskey				Total:	855.00

20 - 5913		2C-TH	OC	Kelly L Logan	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	08/06/10	08/31/11	0.00	0.00
	4		N	James J Logan				CONC	-80.00				14	200.00
				Luke Logan				Total:	940.00

20 - 5914		2C-TH	OC	Kimberly Tomblin	C	1,152	1,035.00	RENT	1,035.00	1,035.00	1,035.00	09/28/07	10/31/11	0.00	0.00
	1		N					CONC	-105.00				12	0.00
								Total:	930.00

21 - 6001		2B-TH	OC	Candice M Nelson	C	1,093	1,020.00	RENT	1,020.00	1,020.00	1,020.00	08/18/10	07/31/11	0.00	0.00
	5		N					CONC	-35.00				14	100.00
								STORA	15.00
								Total:	1,000.00

21 - 6002		2B-TH	OC	Michelle Harrison	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	10/26/07	04/30/11	0.00	0.00
	1		N	Jaclyn Harrison				CONC	-150.00				14	150.00
				Brianna Harrison				Total:	855.00

21 - 6003		2B-TH	OC	Michael Berg	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	08/18/10	09/30/11	0.00	0.00
	3		N	Stephanie Berg				CONC	-85.00				12	200.00
								Total:	920.00

21 - 6004		2B-TH	OC	Brad Pearson	C	1,093	1,005.00	RENT	1,015.00	1,015.00	1,015.00	09/28/08	03/27/11	0.00	0.00
	2		N	Robin Pearson				CONC	-150.00				15	150.00
								Total:	865.00

21 - 6005		2B-TH	OC	Michelle Morrison	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,060.00	04/20/09	10/31/10	0.00	2,214.82
	4		N	Isabella Morrison				CONC	-55.00				6	0.00
								Total:	950.00

21 - 6006		2B-TH	OC	Dr. Don R Turk	C	1,093	1,005.00	RENT	1,005.00	1,005.00	933.71	12/06/08	12/05/10	0.00	0.00
	3		N					CONC	-85.00				12	0.00
								Total:	920.00

21 - 6007		2B-TH	OC	Lynn Depoy	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	05/24/10	08/31/10	0.00	0.00
	3		N	Anthony Depoy				Total:	1,005.00				3	250.00

21 - 6008		2B-TH	OC	Marian Lee	C	1,093	1,020.00	RENT	1,020.00	1,020.00	1,020.00	08/31/08	01/31/12	925.00	-12.32
	2		N	Rachelle Lewis				CONC	-85.00				14	0.00
								Total:	935.00

22 - 6101		2A-TH	OC	Chad Hawley	C	1,093	995.00	RENT	995.00	995.00	995.00	07/24/10	07/31/11	0.00	0.00
	3		N	Sara Hawley				CONC	-125.00				13	0.00
								Total:	870.00

22 - 6102		2A-TH	OC	Jennifer Smith	C	1,093	980.00	RENT	980.00	980.00	980.00	06/11/10	07/31/11	0.00	0.00
	5		N	Mary Elisabeth Lord				CONC	-120.00				12	0.00
								Total:	860.00

22 - 6103		2A-TH	OC	Genevieve DeGroat	C	1,093	980.00	RENT	980.00	980.00	980.00	02/22/10	05/31/11	400.00	37.87
	4		N	Jason Mullings				CONC	-150.00				15	150.00
								Total:	830.00

22 - 6104		2A-TH	OC	Christine Lewis	C	1,093	980.00	RENT	980.00	980.00	1,130.00	02/18/10	03/31/11	630.00	1,113.51
	4		N					CONC	-150.00				12	0.00
								Total:	830.00

22 - 6105		2A-TH	OC	Brandon Rosser	C	1,093	980.00	RENT	980.00	980.00	980.00	02/13/09	02/28/11	0.00	0.00
	4		N	Latoshia Rosser				CONC	-120.00				12	150.00
								Total:	860.00

22 - 6106		2A-TH	OC	Elisabeth Cox	C	1,093	980.00	RENT	980.00	980.00	980.00	08/28/10	09/30/11	400.00	0.00
	5		N	Jared Cox				CONC	-65.00					100.00
				Dylan Cox				Total:	915.00
				Danielle Cox

22 - 6107		2A-TH	OC	Rose Jay	C	1,093	980.00	RENT	980.00	980.00	980.00	08/25/10	08/31/11	100.00	76.15
	3		N	Jonathan Jay				CONC	-180.00				13	100.00
				Emma Jay				Total:	800.00

22 - 6108		2A-TH	OC	Tarji Greene	C	1,093	995.00	RENT	995.00	995.00	995.00	04/30/10	04/30/11	0.00	-9.62
	6		N	Madison Greene				CONC	-165.00				12	0.00
								Total:	830.00

23 - 6201		2B-TH	OC	Jennifer Earls	C	1,093	1,020.00	RENT	1,020.00	1,020.00	660.00	11/30/09	11/29/10	0.00	0.00
	3		N					CONC	-170.00				12	0.00
								Total:	850.00

23 - 6202		2B-TH	OC	Alex Goncalves	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	01/19/10	01/31/11	0.00	0.00
	6		N	Esmeralda Castelan				CONC	-155.00				12	150.00
								Total:	850.00

23 - 6203		2B-TH	VL	Lydia King	L	1,093	1,005.00			0.00	1,005.00	10/20/10	12/31/11	400.00	0.00
	7		N	Nicholas King									12	0.00
				Emmanuel King

23 - 6203		2B-TH	VL	VACANCY		1,093	1,005.00			1,005.00
			N

23 - 6204		2B-TH	VL	Karen Ribolin	L	1,093	1,005.00			0.00	1,005.00	10/22/10	04/30/11	0.00	.00
	2		N										12	0.00

23 - 6204		2B-TH	VL	VACANCY		1,093	1,005.00			1,005.00
			N

23 - 6205		2B-TH	OC	Jennifer Carpenter	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	01/23/09	01/31/11	0.00	0.00
	4		N					CONC	-95.00				12	0.00
								Total:	910.00

23 - 6206		2B-TH	VL	Guillermo Escobar	L	1,093	1,005.00			0.00	428.06	11/22/10	10/31/11	0.00	0.00
	3		N										11	0.00

23 - 6206		2B-TH	VL	VACANCY		1,093	1,005.00			1,005.00
			N

23 - 6207		2B-TH	OC	Roger Baldwin	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	06/02/10	07/31/11	0.00	0.00
	3		N					CONC	-125.00				13	0.00
								Total:	880.00

23 - 6208		2B-TH	OC	Tierney Fairfax	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	02/24/10	03/31/11	0.00	0.00
	3		N	Harry Holmes				CONC	-155.00				14	0.00
								Total:	850.00

23 - 6209		2B-TH	OC	Jodi Kowalski	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	09/15/10	09/30/11	0.00	68.02
	8		N	Kristopher Kowalski				CONC	-55.00				13	0.00
				Cameron Kowalski				STORA	15.00
				Logan Kowalski				Total:	965.00

23 - 6210		2B-TH	OC	Ian Kazimer	C	1,093	1,020.00	RENT	1,020.00	1,020.00	1,020.00	02/13/10	03/31/11	0.00	0.00
	3		N	Elizabeth F Kerkan				CONC	-170.00				12	150.00
								Total:	850.00

24 - 6301		2A-TH	NL	Jean Murray	N	1,093	995.00	RENT	995.00	995.00	0.00	05/25/10	11/30/10	0.00	0.00
	4		N					CONC	-57.00			11/30/10	6	100.00
								Total:	938.00

24 - 6301		2A-TH	NL	Mark O'Bryan	L	1,093	995.00			0.00	0.00		01/31/12	0.00	0.00
	5		N	Katy Lenz										0.00

24 - 6302		2A-TH	NL	Daniel Williams	N	1,093	980.00	RENT	980.00	980.00	0.00	06/06/09	09/05/10	0.00	34.11
	4		N	Dinavia Williams				Total:	980.00			10/01/10	15	0.00
				Demitri Williams

24 - 6302		2A-TH	NL	Glen Ethridge	L	1,093	980.00			0.00	980.00	11/05/10	11/30/11	0.00	0.00
	5		N	Lynn Ethridge											0.00

24 - 6303		2A-TH	OC	Enedina Armenta	C	1,093	980.00	RENT	980.00	980.00	980.00	03/25/10	03/31/11	0.00	0.00
	2		N	Marco A Armenta				CONC	-150.00				12	0.00
				Allison Armenta				Total:	830.00
				Vanessa Armenta

24 - 6304		2A-TH	OC	Michael K Underwood	C	1,093	990.00	RENT	990.00	990.00	990.00	08/07/10	08/31/11	0.00	0.00
	4		N					CONC	-75.00						0.00
								Total:	915.00

24 - 6305		2A-TH	OC	Courtney Sutton	C	1,093	980.00	RENT	980.00	980.00	980.00	04/25/10	04/30/11	0.00	0.00
	3		N	Scott Warman				CONC	-90.00				12	0.00
								Total:	890.00

24 - 6306		2A-TH	NL	Katie Brown	N	1,093	980.00	RENT	980.00	980.00	0.00	05/15/09	11/30/10	0.00	22.32
	3		N	Eric Brown				CONC	-125.00			12/01/10	6	0.00
								Total:	855.00

24 - 6306		2A-TH	NL	Brian Rabenko	L	1,093	980.00			0.00	0.00		01/31/12	0.00	0.00
	4		N										14	0.00

24 - 6307		2A-TH	OC	Shawna Raulerson	C	1,093	980.00	RENT	980.00	980.00	980.00	04/15/09	12/31/11	400.00	0.00
	4		N	Thorne Crews				CONC	-130.00				14	0.00
								Total:	850.00

24 - 6308		2A-TH	NL	Laurel Brittney Stinnett	N	1,093	995.00	RENT	995.00	995.00	0.00	09/12/09	10/11/10	0.00	0.00
	2		N	Justin K Stinnett				CONC	-165.00			10/11/10	13	0.00
								Total:	830.00

24 - 6308		2A-TH	NL	Mark Mayne	L	1,093	995.00			0.00	995.00	10/16/10	10/31/11	0.00	-30.00
	3		N										13	0.00

25 - 6401		2C-TH	OC	John Huynh	C	1,152	1,035.00	RENT	1,035.00	1,035.00	1,035.00	10/03/09	01/31/12	100.00	0.00
	3		N	David Caron				CONC	-170.00				16	0.00
								Total:	865.00

25 - 6402		2C-TH	OC	Christine Gregg	C	1,152	1,020.00	RENT	1,020.00	1,020.00	1,020.00	06/04/10	06/30/11	0.00	0.00
	4		N	Brian Hampton				CONC	-145.00				12	100.00
								Total:	875.00

25 - 6403		2C-TH	VL	Deborah Krenc	L	1,152	1,020.00			0.00	1,020.00	10/14/10	11/30/11	0.00	0.00
	4		N	Kevin Krenc									12	0.00

25 - 6403		2C-TH	VL	VACANCY		1,152	1,020.00			1,020.00
			N

25 - 6404		2C-TH	OC	Jean Ashman	C	1,152	1,035.00	RENT	1,045.00	1,045.00	1,045.00	05/23/07	11/30/10	0.00	0.00
	1		N					Total:	1,045.00				6	0.00

25 - 6404		2C-TH	OC	Paul Tripp	L	1,152	1,035.00			0.00	0.00		01/31/12	0.00	0.00
	2		N											0.00

26 - 6501		2B-TH	NL	Jimmie Gillespie	N	1,093	1,020.00	RENT	1,020.00	1,020.00	0.00	10/31/09	10/30/10	0.00	0.00
	3		N	Rachel Gillespie				CONC	-170.00				10/30/10		0.00
				Noah Gillespie				Total:	850.00

26 - 6501		2B-TH	NL	Erika Somoza	L	1,093	1,020.00			0.00	0.00		11/30/11	0.00	0.00
	4		N	Gustavo Morilla										0.00

26 - 6501		2B-TH	NL	Shannon Reynolds	L	1,093	1,020.00			0.00	0.00		07/31/11	0.00	0.00
	5		N										7	0.00

26 - 6501		2B-TH	NL	Christopher Stanford	L	1,093	1,020.00			0.00	0.00		01/31/12	0.00	0.00
	6		N	Taylor Gagen									13	0.00

26 - 6502		2B-TH	OC	Patrick Carroll	C	1,093	1,005.00	RENT	1,005.00	1,005.00	973.00	09/25/09	12/24/10	0.00	0.00
	3		N	Cameron Izadi				CONC	-155.00				15	0.00
								Total:	850.00

26 - 6502		2B-TH	OC	Michele Melendez	L	1,093	1,005.00			0.00	0.00		04/30/12	0.00	0.00
	4		N											0.00

26 - 6503		2B-TH	OC	Bethany Taylor	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	07/06/09	07/31/11	0.00	0.00
	3		N					CONC	-134.00				12	0.00
								Total:	871.00

26 - 6504		2B-TH	OC	Richard Avery	C	1,093	1,005.00	RENT	1,005.00	1,005.00	0.00	10/08/09	10/08/10	0.00	2,039.16
	2		N					CONC	-155.00			11/08/10	12	0.00
								Total:	850.00

26 - 6504		2B-TH	OC	Cynthia Candanoza	L	1,093	1,005.00			0.00	766.33	11/23/10	02/29/12	300.00	0.00
	3		N	Joanyliz Berrios										0.00

26 - 6505		2B-TH	OC	Melissa Jackson	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	05/21/10	06/30/11	600.00	0.00
	3		N					CONC	-145.00				13	100.00
								Total:	860.00

26 - 6506		2B-TH	OC	Karl Morrison	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	07/31/09	01/31/11	0.00	23.49
	3		N					CONC	-115.00				12	0.00
								Total:	890.00

26 - 6507		2B-TH	OC	Sierra Sue Nixa	C	1,093	1,005.00	RENT	1,005.00	1,005.00	1,005.00	05/08/09	05/31/11	0.00	0.00
	2		N					CONC	-105.00				12	0.00
								Total:	900.00

26 – 6508		2B-TH	OC	Laura J Jacobs	C	1,093	1,020.00	RENT	1,020.00	1,020.00	1,020.00	08/31/08	02/28/11	550.00	0.00
	3		N	Gabrielle Caster				CONC	-80.00				15	150.00
								Total:	940.00

Total:				Actual
	Market	Lease	Gross	Potential	Security	Other	Total	Ending
	Rent	Rent	Possible	Charges	Deposits	Deposits	Deposits	Balance
	336,345.00	277,212.00	335,450.00	312,938.32	29,489.51	12,475.00	41,964.51	26,003.00

Income Code:		Resident Stat.		Unit Stat.		Unit Analysis
						Description
CONC	CONCESSION	C	Current	NA	On Notice Available		Units	Percent
COURT	Courtsey Officer	L	Leased	NL	On Notice Leased	Occupied	324	93.91
GARAG	GARAGE	N	Notice	OC	Occupied	Vacant	21	6.09
MODEL	MODEL	P	Previous			Down	0	0.00
				VA	Vacant Available
MTM	MONTH TO MONTH	X	Cancel			Total Units	345	100.00
PETRE	PET RENT			VL	Vacant Leased	Construction	0

RENT	BASE RENT					Waiting Lists	0
SHTER	SHORT TERM LEASE					Employee	0
STORA	STORAGE					Model	2
						Other Use	0

						Total Special Use	2	0.58

Summary of Actual Charges by Income Code (Current, On-Notice, Transfer Out residents only)

CONC	CONCESSION	-38,173.00
COURT	Courtsey Officer	865.00
GARAG	GARAGE	450.00
MODEL	MODEL	2,860.00
PETRE	PET RENT	10.00
RENT	BASE RENT	310,360.00
SHTER	SHORT TERM LEASE	500.00
STORA	STORAGE	340.00

This Rent Roll includes Current Resident, Applicants. '*' Indicates amounts not included in summary of lease charges

Grand Total :				Actual
	Market	Lease	Gross	Potential	Security	Other	Total	Ending
	Rent	Rent	Possible	Charges	Deposits	Deposits	Deposits	Balance
	336,345.00	277,212.00	335,450.00	312,938.32	29,489.51	12,475.00	41,964.51	26,003.00

Grand Summary of Actual Charges by Income Code (Current, On-Notice, Transfer Out residents only)
CONC	CONCESSION	-38,173.00
COURT	Courtsey Officer	865.00
GARAG	GARAGE	450.00
MODEL	MODEL	2,860.00
PETRE	PET RENT	10.00
RENT	BASE RENT	310,360.00
SHTER	SHORT TERM LEASE	500.00
STORA	STORAGE	340.00

EXHIBIT “E”

INSPECTION MATERIALS

1.
Certified copies of all leases, tenant files, service contracts and Contracts and other obligations of the Sellers that pertain in any way to the Property (leases and tenant files need not be copied if made available for on-site inspection).

2.
Current and historical operating statements covering the past three (3) fiscal years. Previous Calendar year statements and current year to date statements need to be audited. The audit will be performed by Buyer, with the cooperation of Sellers, as set forth in Section 19 of the Contract.

3.	Monthly occupancy data for the past three (3) fiscal years, in Sellers’s possession, custody or control. Previous Calendar year statements and current year to date statements need to be audited.

4.	Rental rate history for the past three (3) fiscal years.

5.	Current year operating budget and capital budget.

6.	List of major capital expenditures (in excess of $5,000.00) for the past three (3) fiscal years.

7.	Most recent title insurance policy and land title survey of the Property.

8.	Site plans, property plat and “as built” building plans, in Sellers’s possession, custody or control.

9.
All engineering studies or surveys including roof inspection reports, structural/mechanical/ electrical reports, geotechnical reports, elevator inspection reports, building measurements, in Sellers’s possession, custody or control.

10.	All environmental audits, reports and certifications, in Sellers’s possession, custody or control.

11.
All zoning and subdivision documents that may pertain to any proposed, exceptional, waived or grandfathered aspect of the Property’s zoning or permitted condition, in Sellers’s possession, custody or control.

12.	All construction, equipment and/or roof guaranties or warranties, in Sellers’s possession, custody or control.

13.	All certificates of occupancy issued by the applicable governmental authority for the Property.

14.	Copies of notices pertaining to threatened or pending litigation, as well as access to Sellers’s incident files for the preceding three (3) year period.

15.	Last six months deposit summaries and Bank statements.

16.	Insurance Loss Runs for the last three years (Property and Liability).

17.	Utility bills for the past three months.

18.	All service contracts on the property.

19.	Employee list and position.

SCHEDULE 1

ASSIGNMENT AGREEMENT AND BILL OF SALE

[TO BE AGREED UPON BY SELLERS AND BUYER]

SCHEDULE 2

FORM OF NON-FOREIGN AND RESIDENCY AFFIDAVITS

EXEMPTION FROM WITHHOLDING OF TAX FOR
DISPOSITIONS OF U.S. REAL PROPERTY INTERESTS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform                                          (“Transferee”) that withholding of tax is not required upon the disposition of a U.S. real property interest by                                                     , a                                                      (“Transferor”), the undersigned hereby certifies the following on behalf of the Transferor:

1.           Transferor is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations) for purposes of U.S. income taxation;

2.           Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Internal Revenue Code;

3.           Transferor’s U.S. employer identification number is                                                  ; and

4.           Transferor’s office address is                                                                .

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare I have authority to sign this document on behalf of transferor.

Signature and Date

Title:

SCHEDULE 3

SELLERS’S CERTIFICATE

Certification Of Representations And Warranties Of Sellers

This Certification of Representations and Warranties of Sellers (this “Certification”), is made as of the                 day of                            ,  2010, by                                  , a                                                        (“Sellers”).

WITNESSETH:

WHEREAS, Sellers entered into that certain Contract of Purchase and Sale dated                           , 2010, with Preferred Apartment Communities, Inc. (“Buyer”) (the “Agreement”), with respect to the sale and purchase of the membership interests of Sellers in Oxford Summit Partners LLC, the owner of certain property located at 3920 Ivy Summit Court, Cumming, Forsyth County, Georgia;

WHEREAS, in accordance with the terms of the Agreement, Sellers are required to reaffirm and certify certain representations and warranties made in the Agreement.

NOW, THEREFORE, for and in consideration of the purchase price paid by Buyer to Sellers, the receipt and sufficiency of which is hereby acknowledged by Sellers, Sellers hereby certify that the representations and warranties made by Sellers in Section 4 of the Agreement, or any other document or instrument delivered to Buyer or its representatives, are true, correct and complete, in all material respects, and so remain true, correct and complete, in all material respects, as of the date hereof.

IN WITNESS WHEREOF, Sellers have executed this Certification under seal, the day and year first above written.

SELLERS:

SCHEDULE 4

OWNER’S AFFIDAVIT

STATE OF

COUNTY OF

Personally appeared before me the undersigned deponent, who first being duly sworn according to law by the undersigned attesting officer, deposes and says on oath as follows:

THAT  the  deponent  is  the                                        of                                         ,  a                                                      , the Manager of Oxford Summit Partners LLC (the “Company”), the owner of that certain parcel of land (the “Property”) more particularly described on Exhibit “A” attached hereto and incorporated herein by reference, and as such is familiar with the matters set forth herein and is authorized to make this affidavit on behalf of the Company.

THAT there are no unpaid or unsatisfied security deeds, mortgages, claims of lien, special assessments for sewer, water main or street improvements, delinquent water or sanitary bills, or other special assessments of any nature or taxes which would constitute a lien against the property and that the Property, except for those matters listed on Exhibit “B”. which is attached hereto and is incorporated herein by this reference, is free and clear of any encumbrances or any security deeds, mortgages, restrictions, easements, claims of easements, encroachments, ways or rights of use, whether existing of record or otherwise, that could in any way affect the title to the Property, or constitute a lien thereon, except for those matters listed on Exhibit “B”, which is attached hereto and incorporated herein by this reference.

THAT there is no outstanding indebtedness for equipment, appliances or other fixtures attached to the Property.

THAT the lines and corners of the Property are clearly marked, and that there are no disputes concerning the location of the lines and corners; and

THAT there are no pending suits, proceedings, judgments, bankruptcies, liens or executions against the deponent, either in the county where the Property is located or in any other county in the State of Georgia or elsewhere which could affect title to the Property; and

THAT certain repairs or improvements have been made to the Property by, or at the instance of, or with the consent of the Company within the last ninety-five (95) days, but the same have been fully completed, and all costs for labor, material and services incurred in connection therewith have been paid in full, and no mechanic, materialman, laborer, or other party claims or has the right to claim any lien against the Premises by virtue thereof; and

THAT the Company has been in open notorious, adverse and peaceful possession of the Property and that the undersigned deponent knows of no adverse claim to this title to the Property; and

THAT there are no persons or other parties in possession of the Property, nor do any persons or parties have any right or claim to possession of the Property extending beyond the date of this Affidavit, except for those tenants, as tenants only, under leases set forth on the rent roll attached hereto as Exhibit C.

THAT no broker’s services have been engaged with regard to the management, sale, purchase, lease, option or other conveyance of any interest in the subject commercial real estate and no notice of any lien for any such services has been received;

THAT the undersigned is making this affidavit with the knowledge that it will be relied upon by __________________ [insert Buyer] in purchasing the membership interests in the Company and by Chicago Title Insurance Company in insuring title to the Property.

(SEAL)

Sworn to and subscribed before
me this day of ,
2010.

Notary Public

Exhibit A

[Insert Legal Description]

Exhibit B

[Permitted Exception]

Exhibit C

[Rent Roll]

SCHEDULE 5

RENT ROLL CERTIFICATION

Certification Of Rent Roll

This Certification of Rent Roll (this “Certification”), is made as of the                   day of                              , 2010, by                                       , a                                                       (“Sellers”).

WITNESSETH:

WHEREAS, Sellers entered into that certain Contract of Purchase and Sale dated ______, 2010, with Preferred Apartment Communities, Inc. (“Buyer”) (the “Agreement”), with respect to the sale and purchase of the membership interests of Sellers in Oxford Summit Partners LLC, the owner of certain property located at 3920 Ivy Summit Court, Cumming, Forsyth County, Georgia (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement); and

WHEREAS, in accordance with the terms of the Agreement, Sellers are required to deliver at Closing a certified rent roll for the Property current as of the business day immediately prior to the Closing Date and stating the amount of all of the Security Deposits held by the Company under each Lease (the “Revised Rent Roll”).

NOW, THEREFORE, for and in consideration of the purchase price paid by Buyer to Sellers, the receipt and sufficiency of which is hereby acknowledged by Sellers, Sellers hereby certify that the Revised Rent Roll is true, correct and complete, in all material respects, as of the date hereof.

IN WITNESS WHEREOF, Sellers have executed this Certification under seal, the day and year first above written.

SELLERS: